Quarterly Information Together with
                          Report of Independent Public Accountants

                          Abril S.A.

                          March 31, 1999

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION               Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


9.29.09.1999  19:39:07                                                 Page 22
--------------------------------------------------------------------------------
THE REGISTRATION WITH CVM DOES NOT IMPLY ANY EVALUATION OF THE COMPANY AND ITS MANAGERS ARE RESPONSIBLE FOR THE VERACITY OF THE INFORMATION PROVIDED.
--------------------------------------------------------------------------------

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM CODE    2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                               Registration
01437-0         ABRIL S.A.             44.597.052/0001-62
--------------------------------------------------------------------------------
4 - NIRE - REGISTRATION NUMBER
35.3.0013516-4
--------------------------------------------------------------------------------


01.02 - HEAD OFFICE

--------------------------------------------------------------------------------
1 - FULL ADDRESS                                        2 - SUBURB OR DISTRICT
Av. Otaviano Alves de Lima, 4.400                           Freguesia do O
--------------------------------------------------------------------------------
3 - ZIP CODE          4 - MUNICIPALITY                  5 - STATE
02909-900             Sao Paulo                          SP
--------------------------------------------------------------------------------
6 - AREA CODE    7 - TELEPHONE    8 - TELEPHONE   9 - TELEPHONE    10 - TELEX
011              3037-2010                  -               -
--------------------------------------------------------------------------------
11 - AREA CODE   12 - FAX         13 - FAX        14 - FAX
011              3037-2040                  -               -
--------------------------------------------------------------------------------
15 - E-MAIL
jaugusto@abril.com.br
--------------------------------------------------------------------------------


01.03 - DIRECTOR OF MARKET RELATIONS (Address for correspondence with Company)

--------------------------------------------------------------------------------
1 - NAME
Jose Augusto Pinto Moreira
--------------------------------------------------------------------------------
2 - FULL ADDRESS                        3 - SUBURB OR DISTRICT
    Av. Nacoes Unidas, 7.221                Pinheiros
--------------------------------------------------------------------------------
4 - ZIP CODE          5 - MUNICIPALITY                   6 - STATE
05425-902             Sao Paulo                           SP
--------------------------------------------------------------------------------
7 - AREA CODE    8 - TELEPHONE    9 - TELEPHONE     10 - TELEPHONE   11 - TELEX
011              3037-2010                  -                -
--------------------------------------------------------------------------------
12 - AREA CODE   13 - FAX         14 - FAX          15 - FAX
011              3037-2040                  -                -
--------------------------------------------------------------------------------
16 - E-MAIL
jaugusto@abril.com.br
--------------------------------------------------------------------------------


01.04 - REFERENCE/INDEPENDENT PUBLIC ACCOUNTANT

--------------------------------------------------------------------------------

        CURRENT YEAR                         CURRENT QUARTER
--------------------------------------------------------------------------------
 1 - BEGINNING     2 - END     3 - QUARTER     4 - BEGINNING     5 - END
--------------------------------------------------------------------------------
    1.1.1999      12.31.1999        1            1.1.1999       3.31.1999
--------------------------------------------------------------------------------

              PRIOR QUARTER
------------------------------------------
6 - QUARTER    7 - BEGINNING     8 - END
------------------------------------------
     4           10.1.1998     12.31.1998
------------------------------------------


9 - NAME OF INDEPENDENT PUBLIC ACCOUNTANT       10 -  CVM CODE
Arthur Andersen S/C                             00283-6
--------------------------------------------------------------------------------
11 - NAME OF RESPONSIBLE ACCOUNTANT             12 - CPF - Individual Taxpayers'
                                                Registration
Marco Antonio Brandao Simurro                   755.400.708-44
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION               Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM CODE     2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                           Registration
01437-0               ABRIL S.A.           44.597.052/000162
--------------------------------------------------------------------------------


01.05 - COMPOSITION OF CAPITAL

    Number of Shares          1 - CURRENT QUARTER        2 - PRIOR QUARTER      3 - SAME QUARTER OF THE PREVIOUS YEAR
       (Thousand)                  3.31.1999                 12.31.1998                       3.31.1998
-------------------------- -------------------------- ------------------------- ---------------------------------------
Paid-up Capital
-------------------------- -------------------------- ------------------------- ---------------------------------------
      1 - Common                       5,302                   6,448                                8,277
-------------------------- -------------------------- ------------------------- ---------------------------------------
      2 - Preferred                   10,604                  12,896                               11,067
-------------------------- -------------------------- ------------------------- ---------------------------------------
      3 - Total                       15,906                  19,344                               19,344
-----------------------------------------------------------------------------------------------------------------------
Treasury Stock
-------------------------- -------------------------- ------------------------- ---------------------------------------
      4 - Common                           0                       0                                    0
-------------------------- -------------------------- ------------------------- ---------------------------------------
      5 - Preferred                        0                       0                                    0
-------------------------- -------------------------- ------------------------- ---------------------------------------
      6 - Total                            0                       0                                    0
-------------------------- -------------------------- ------------------------- ---------------------------------------


01.06 - CHARACTERISTICS OF THE COMPANY

1 - TYPE OF COMPANY
Commercial, Industrial and Other

2 - SITUATION
Operational

3 - NATURE OF CONTROLLING INTEREST
Local Private

4 - ACTIVITY CODE
1070000 - Publishing and Printing

5 - MAIN ACTIVITY
Publishing of Magazines and Periodicals

6 - TYPE OF CONSOLIDATION
Partial

7 - TYPE OF REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
Unqualified


01.07 - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1 - ITEM          2 - CNPJ - National Corporate           3 - REGISTERED NAME
                      Taxpayers' Registration
    01                00.497.373/0001-10                    Galaxy Brasil Ltda.
    02                01.785.998/0001-40                     TVA Banda C Ltda.
--------------------------------------------------------------------------------

01.08 - CASH DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER


1 - ITEM     2 - EVENT   3 - APPROVAL     4 - DIVIDEND         5 - BEGINNING OF   6 - TYPE OF   7 - EARNINGS PER SHARE
                             DATE                                  PAYMENT            SHARES
------------ ----------- ---------------- -------------------- ------------------ ------------- -----------------------
01           ASM         5.28.1999        Interest on Capital  6.10.1999          Registered              1.0138000000
                                                                                  common
------------ ----------- ---------------- -------------------- ------------------ ------------- -----------------------
02           ASM         5.28.1999        Interest on Capital  6.10.1999          Registered              1.0138000000
                                                                                  preferred A
------------ ----------- ---------------- -------------------- ------------------ ------------- -----------------------
03           ASM         5.28.1999        Interest on Capital  6.10.1999          Registered              1.0138000000
                                                                                  preferred B
------------ ----------- ---------------- -------------------- ------------------ ------------- -----------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION               Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

---------------- ----------------------- --------------------------------------
1 - CVM CODE       2 - REGISTERED NAME    3 - CNPJ - National Corporate
                                               Taxpayers' Registration
01437-0                ABRIL S.A.                 44.597.052/0001-62
---------------- ----------------------- --------------------------------------

01.09 - SUBSCRIBED CAPITAL AND CHANGES IN THE CURRENT YEAR


1-ITEM   2-DATE OF    3-AMOUNT OF CAPITAL   4-AMOUNT OF CHANGE    5-ORIGIN OF CHANGE   7-NUMBER OF SHARES ISSUED  8-PRICE OF SHARE
           CHANGE         (R$ thousand)        (R$ thousand)                                     (Thousand)      UPON ISSUANCE (R$)
-------- ------------ -------------------- --------------------- -------------------- -------------------------   ----------------
01        1.30.1999       131,703                 (28,468)          Partial spin-off               0               0.0000000000
-------- ------------ -------------------- --------------------- -------------------- -------------------------   ----------------


01.10 - DIRECTOR OF MARKET RELATIONS

---------------------- ---------------------------------------------
1 - DATE               2 - SIGNATURE
8.31.1999
---------------------- ---------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION               Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM CODE    2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                          Registration
01437-0             ABRIL S.A.            44.597.052/0001-62
--------------------------------------------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

--------------- ---------------------------------- ------------ ------------
1 - CODE        2 - DESCRIPTION                    3-3.31.1999  4-12.31.1998
--------------- ---------------------------------- ------------ ------------
1               Total assets                           252,026      959,712
--------------- ---------------------------------- ------------ ------------
1.01            Current assets                           4,044      148,820
--------------- ---------------------------------- ------------ ------------
1.01.01         Cash and cash equivalents                    0       47,637
--------------- ---------------------------------- ------------ ------------
1.01.01.01      Cash and banks                               0       47,561
--------------- ---------------------------------- ------------ ------------
1.01.01.02      Short-term investments                       0           76
--------------- ---------------------------------- ------------ ------------
1.01.02         Credits                                    873       51,482
--------------- ---------------------------------- ------------ ------------
1.01.02.01      Accounts receivable                        873       51,482
--------------- ---------------------------------- ------------ ------------
1.01.03         Inventories                                  0       30,083
--------------- ---------------------------------- ------------ ------------
1.01.03.01      Raw materials                                0       15,824
--------------- ---------------------------------- ------------ ------------
1.01.03.02      Work in process                              0        7,668
--------------- ---------------------------------- ------------ ------------
1.01.03.03      Finished products                            0        1,040
--------------- ---------------------------------- ------------ ------------
1.01.03.04      Sundry materials                             0        5,551
--------------- ---------------------------------- ------------ ------------
1.01.04         Other                                    3,171       19,618
--------------- ---------------------------------- ------------ ------------
1.01.04.01      Advances to employees and other              0       10,119
--------------- ---------------------------------- ------------ ------------
1.01.04.03      Offsettable taxes                        3,171        9,499
--------------- ---------------------------------- ------------ ------------
1.01.04.04      Other credits                                0            0
--------------- ---------------------------------- ------------ ------------
1.02            Noncurrent assets                      189,018      391,018
--------------- ---------------------------------- ------------ ------------
1.02.01         Sundry credits                             728        3,950
--------------- ---------------------------------- ------------ ------------
1.02.01.01      Loans to stockholders                        0        3,950
--------------- ---------------------------------- ------------ ------------
1.02.01.02      Recoverable income tax                     728            0
--------------- ---------------------------------- ------------ ------------
1.02.02         Related-party transactions             188,290      377,981
--------------- ---------------------------------- ------------ ------------
1.02.02.01      Affiliated companies                         0            0
--------------- ---------------------------------- ------------ ------------
1.02.02.02      Subsidiaries                             8,090      367,035
--------------- ---------------------------------- ------------ ------------
1.02.02.03      Other related companies                180,200       10,946
--------------- ---------------------------------- ------------ ------------
1.02.02.03.02   Abril Investments Corporation          175,426            0
--------------- ---------------------------------- ------------ ------------
1.02.02.03.03   Televisao Show Time Ltda.                3,001        3,001
--------------- ---------------------------------- ------------ ------------
1.02.02.03.04   Other                                    1,773        7,945
--------------- ---------------------------------- ------------ ------------
1.02.03         Other                                        0        9,087
--------------- ---------------------------------- ------------ ------------
1.02.03.01      Legal and compulsory deposits                0        9,087
--------------- ---------------------------------- ------------ ------------
1.02.03.02      Other  credits                               0            0
--------------- ---------------------------------- ------------ ------------
1.03            Permanent assets                        58,964      419,874
--------------- ---------------------------------- ------------ ------------
1.03.01         Investments                             58,964      200,062
--------------- ---------------------------------- ------------ ------------
1.03.01.01      In affiliated companies                      0            0
--------------- ---------------------------------- ------------ ------------
1.03.01.02      In subsidiaries                         58,913      199,397
--------------- ---------------------------------- ------------ ------------
1.03.01.02.03   Abril Investments Corporation                0       23,036
--------------- ---------------------------------- ------------ ------------
1.03.01.02.04   Abril Musiclub Ltda.                         0        2,379
--------------- ---------------------------------- ------------ ------------
1.03.01.02.05   Abril Video da Amazonia S.A.                 0       44,894
--------------- ---------------------------------- ------------ ------------
1.03.01.02.06   Dinap S.A. Distrib. Nac. de
                Publicacoes                                  0       25,816
--------------- ---------------------------------- ------------ ------------
1.03.01.02.07   Editora Novo Continente S.A.                 0          954
--------------- ---------------------------------- ------------ ------------
1.03.01.02.08   Listel Listas Telefonicas S.A.               0       19,715
--------------- ---------------------------------- ------------ ------------
1.03.01.02.10   Reasa Representacao de
                Assinaturas S.A.                             0          308
--------------- ---------------------------------- ------------ ------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION               Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

--------------- ---------------------- ----------------------------------------
1 - CVM CODE    2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0         ABRIL S.A.             44.597.052/0001-62
--------------- ---------------------- ----------------------------------------


02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian of reais)

---------------- ---------------------------------- --------- -------------
1 - CODE         2 - DESCRIPTION                   3-3.31.1999 4-12.31.1998
---------------- ---------------------------------- --------- -------------
1.03.01.02.11    Tevecap S.A.                         47,814        65,373
---------------- ---------------------------------- --------- -------------
1.03.01.02.12    TVA Continental S.A.                      1             1
---------------- ---------------------------------- --------- -------------
1.03.01.02.13    TVA Sul Participacoes S.A.           11,098        12,176
---------------- ---------------------------------- --------- -------------
1.03.01.02.15    Other                                     0         4,745
---------------- ---------------------------------- --------- -------------
1.03.01.03       Other investments                        51           665
---------------- ---------------------------------- --------- -------------
1.03.01.03.01    Marketable securities                     0            81
---------------- ---------------------------------- --------- -------------
1.03.01.03.02    FISET                                     0            21
---------------- ---------------------------------- --------- -------------
1.03.01.03.03    FINAM                                    51           547
---------------- ---------------------------------- --------- -------------
1.03.01.03.05    Audiovisual incentive investments         0            16
---------------- ---------------------------------- --------- -------------
1.03.02          Property, plant and equipment             0       190,217
---------------- ---------------------------------- --------- -------------
1.03.02.01       Land                                      0        26,562
---------------- ---------------------------------- --------- -------------
1.03.02.02       Buildings                                 0        22,312
---------------- ---------------------------------- --------- -------------
1.03.02.03       Installations                             0        10,641
---------------- ---------------------------------- --------- -------------
1.03.02.04       Machinery and equipment                   0        59,594
---------------- ---------------------------------- --------- -------------
1.03.02.05       Furniture and fixtures                    0         9,642
---------------- ---------------------------------- --------- -------------
1.03.02.06       Vehicles                                  0         7,446
---------------- ---------------------------------- --------- -------------
1.03.02.07       EDP equipment                             0        22,320
---------------- ---------------------------------- --------- -------------
1.03.02.08       Construction in progress                  0        26,716
---------------- ---------------------------------- --------- -------------
1.03.02.09       Other construction                        0         4,984
---------------- ---------------------------------- --------- -------------
1.03.03          Deferred charges                          0        29,595
---------------- ---------------------------------- --------- -------------
1.03.03.01       Restated cost                             0        29,595
---------------- ---------------------------------- --------- -------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date - 3.31.1999            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

--------------- ----------------------  ----------------------------------------
1 - CVM CODE    2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                            Registration
01437-0               ABRIL S.A.           44.597.052/0001-62
--------------- ----------------------  ----------------------------------------

02.02 - BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------ ------------------------------------- -------------  --------------
1 - CODE     2 - DESCRIPTION                       3 - 3.31.1999  4 - 12.31.1998
------------ ------------------------------------- -------------  --------------
2            Total liabilities                           252,026         959,712
------------ ------------------------------------- -------------  --------------
2.01         Current liabilities                          28,555         519,266
------------ ------------------------------------- -------------  --------------
2.01.01      Loans and financing                           8,943         231,063
------------ ------------------------------------- -------------  --------------
2.01.01.01   Financing                                     8,943         231,063
------------ ------------------------------------- -------------  --------------
2.01.02      Debentures                                        0               0
------------ ------------------------------------- -------------  --------------
2.01.03      Trade accounts payable                            0          60,448
------------ ------------------------------------- -------------  --------------
2.01.04      Taxes and contributions payable                   0           2,838
------------ ------------------------------------- -------------  --------------
2.01.04.01   Income and social contribution taxes              0             719
------------ ------------------------------------- -------------  --------------
2.01.04.02   Other taxes and contributions payable             0           2,119
------------ ------------------------------------- -------------  --------------
2.01.05      Dividends payable                                 0               0
------------ ------------------------------------- -------------  --------------
2.01.06      Accrued liabilities                          19,612          19,612
------------ ------------------------------------- -------------  --------------
2.01.06.01   Interest on capital                          19,612          19,612
------------ ------------------------------------- -------------  --------------
2.01.07      Related-party transactions                        0               0
------------ ------------------------------------- -------------  --------------
2.01.08      Other                                             0         205,305
------------ ------------------------------------- -------------  --------------
2.01.08.01   Salaries  and payroll taxes                       0          52,948
------------ ------------------------------------- -------------  --------------
2.01.08.02   Advances received                                 0          10,978
------------ ------------------------------------- -------------  --------------
2.01.08.03   Royalties payable                                 0           3,259
------------ ------------------------------------- -------------  --------------
2.01.08.04   Magazine subscriptions                            0         131,242
------------ ------------------------------------- -------------  --------------
2.01.08.05   Other accounts payable                            0           6,878
------------ ------------------------------------- -------------  --------------
2.02         Long-term liabilities                       354,806         355,856
------------ ------------------------------------- -------------  --------------
2.02.01      Loans and financing                         172,200         188,245
------------ ------------------------------------- -------------  --------------
2.02.01.01   Financial institutions                      172,200         188,245
------------ ------------------------------------- -------------  --------------
2.02.02      Debentures                                        0               0
------------ ------------------------------------- -------------  --------------
2.02.03      Accrued liabilities                               0               0
------------ ------------------------------------- -------------  --------------
2.02.04      Related-party transactions                   16,426         145,145
------------ ------------------------------------- -------------  --------------
2.02.04.01   Editora Abril S.A.                            5,128               0
------------ ------------------------------------- -------------  --------------
2.02.04.02   A.R. & T. Ltda.                                   0           5,105
------------ ------------------------------------- -------------  --------------
2.02.04.03   Abril Video da Amazonia S.A.                      0          32,041
------------ ------------------------------------- -------------  --------------
2.02.04.04   Editora Caras S.A.                                0          16,885
------------ ------------------------------------- -------------  --------------
2.02.04.05   Listel - Listas Telefonicas S.A.                  0          21,250
------------ ------------------------------------- -------------  --------------
2.02.04.06   Editora Novo Continente S.A.                      0          10,469
------------ ------------------------------------- -------------  --------------
2.02.04.07   TV Cambara Ltda.                              1,207           1,175
------------ ------------------------------------- -------------  --------------
2.02.04.08   TV Cerejeira Ltda.                            1,640           1,520
------------ ------------------------------------- -------------  --------------
2.02.04.09   TV Eucalipto Ltda.                                0           1,830
------------ ------------------------------------- -------------  --------------
2.02.04.10   TV Jacaranda Ltda.                                0           1,749
------------ ------------------------------------- -------------  --------------
2.02.04.11   TV Jatoba Ltda.                               1,703           1,802
------------ ------------------------------------- -------------  --------------
2.02.04.12   TV Manaca Ltda.                                   0            627
------------ ------------------------------------- -------------  --------------
2.02.04.13   TV Mogno Ltda.                                1,712           1,601
------------ ------------------------------------- -------------  --------------
2.02.04.14   TV Quaresmeira Ltda.                          1,695           1,572
------------ ------------------------------------- -------------  --------------
2.02.04.15   TV Sequoia Ltda.                              1,665           1,548
------------ ------------------------------------- -------------  --------------
2.02.04.16   TV Tipuana Ltda.                              1,676           1,556
------------ ------------------------------------- -------------  --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION
--------------- ----------------------  ----------------------------------------
1 - CVM CODE    2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                            Registration
01437-0             ABRIL S.A.              44.597.052/0001-62
--------------- ----------------------  ----------------------------------------


02.02 - BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- ----------------------------------------- --------------  --------------
1 - CODE      2 - DESCRIPTION                           3 -  3.31.1999  4 - 12.31.1998
------------- ----------------------------------------- --------------  --------------
2.02.04.17    Other                                                  0           5,710
------------- ----------------------------------------- --------------  --------------
2.02.04.18    Loans from stockholders                                0          38,705
------------- ----------------------------------------- --------------  --------------
2.02.05       Other                                            166,180          22,466
------------- ----------------------------------------- --------------  --------------
2.02.05.01    Taxes and contributions payable                      412           7,159
------------- ----------------------------------------- --------------  --------------
2.02.05.02    Provision for losses on subsidiaries'            165,768          12,668
              and affiliated companies' operations
------------- ----------------------------------------- --------------  --------------
2.02.05.03    Deferred income tax                                    0           2,639
------------- ----------------------------------------- --------------  --------------
2.03          Deferred income                                        0             507
------------- ----------------------------------------- --------------  --------------
2.05          Stockholders' equity                            (131,335)         84,083
------------- ----------------------------------------- --------------  --------------
2.05.01       Paid-in capital                                  131,703         160,170
------------- ----------------------------------------- --------------  --------------
2.05.01.01    Capital                                          131,703         160,170
------------- ----------------------------------------- --------------  --------------
2.05.02       Capital reserves                                  25,673          25,622
------------- ----------------------------------------- --------------  --------------
2.05.02.01    Investment grants                                 25,673          25,622
------------- ----------------------------------------- --------------  --------------
2.05.03       Revaluation reserves                                   0               0
------------- ----------------------------------------- --------------  --------------
2.05.03.01    Own assets                                             0               0
------------- ----------------------------------------- --------------  --------------
2.05.03.02    Subsidiaries/Affiliated companies                      0               0
------------- ----------------------------------------- --------------  --------------
2.05.04       Profit reserves                                        0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.01    Legal                                                  0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.02    Statutory                                              0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.03    For contingencies                                      0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.04    Unrealized profits                                     0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.05    Retention of profits                                   0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.05.01 Retention of profits                                   0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.06    Special for undistributed dividends                    0               0
------------- ----------------------------------------- --------------  --------------
2.05.04.07    Other profit reserves                                  0               0
------------- ----------------------------------------- --------------  --------------
2.05.05       Retained earnings/accumulated deficit           (288,711)       (101,709)
------------- ----------------------------------------- --------------  --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------  -------------------   -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
    01437-0       ABRIL S.A.                   Registration
                                               44.597.052/0001-62
------------  -------------------   --------------------------------------------



03.01 - STATEMENTS OF OPERATIONS (in thousands of Brazilian reais)

------------ ------------------------------------------------- -----------------  ---------------  ---------------  ----------------
1 - CODE     2 - DESCRIPTION                                   3 -  1.1.1999 to   4 - 1.1.1999 to  5 - 1.1.1998 to  6 - 1.1.1998 to
                                                                    3.31.1999         3.31.1999        3.31.1998        3.31.1998
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.01         Gross sales of products and services                            0                 0          174,404          174,404
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.02         Gross sales deductions                                       (412)             (412)          (4,480)          (4,480)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.03         Net sales of products and services                           (412)             (412)         169,924          169,924
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.04         Cost of products and services sold                              0                 0          (57,894)         (57,894)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.05         Gross profit                                                 (412)             (412)         112,030          112,030
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06         Operating income/expenses                                (187,318)         (187,318)        (152,961)        (152,961)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.01      Selling                                                         0                 0          (78,373)         (78,373)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.02      General and administrative                                      0                 0          (41,691)         (41,691)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.03      Financial                                                  (2,799)           (2,799)            4,445           4,445
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.03.01   Financial income                                            4,395             4,395            16,655          16,655
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.03.02   Financial expenses                                         (7,194)           (7,194)          (12,210)        (12,210)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.04      Other operating income                                          0                 0                 0               0
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.04.01   Goodwill amortization                                           0                 0                 0               0
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.04.02   Provision for losses on subsidiaries' operations                0                 0                 0               0
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.04.03   Other income                                                    0                 0                 0               0
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.05      Other operating expenses                                 (168,503)         (168,503)          (10,385)        (10,385)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.05.01   Exchange variations                                          (115)             (115)           (4,970)         (4,970)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.05.02   Provision for losses on subsidiaries' operations         (165,768)         (165,768)           (2,213)         (2,213)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.05.03   Goodwill amortization                                      (2,620)           (2,620)                0               0
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.05.04   Other expenses                                                  0                 0            (3,202)         (3,202)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.06.06      Equity in results of subsidiaries and                     (16,016)          (16,016)          (26,957)        (26,957)
             affiliated companies
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.07         Operating expenses                                       (187,730)         (187,730)          (40,931)        (40,931)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.08         Nonoperating expense                                            0                 0            (3,011)         (3,011)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.08.01      Income                                                          0                 0             5,748           5,748
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.08.02      Expenses                                                        0                 0            (8,759)         (8,759)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.09         Loss before taxes/employee profit sharing                (187,730)         (187,730)          (43,942)        (43,942)
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------
3.10         Provision for income and social contribution                    0                 0                 0               0
             taxes
------------ ------------------------------------------------- -----------------  ---------------  ---------------  ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date - 3.31.1999             Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------   -------------------   -------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
    01437-0        ABRIL S.A.            Registration
                                         44.597.052/0001-62
------------   -------------------   -------------------------------------------


03.01 - STATEMENTS OF OPERATIONS (in thousands of Brazilian reais)

----------- ----------------------------------- ----------------  ----------------  ----------------  ----------------
1 - CODE    2 - DESCRIPTION                     3 -  1.1.1999 to  4 - 1.1.1999 to   5 - 1.1.1998 to   6 - 1.1.1998 to
                                                     3.31.1999        3.31.1999         3.31.1998         3.31.1998
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.11        Deferred income tax                             728             728            3,761                3,761
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.12        Employee profit sharing/statutory                 0               0           (3,676)              (3,676)
            contributions
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.12.01     Profit sharing                                    0               0           (3,676)              (3,676)
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.12.01.01  Employee profit sharing                           0               0           (3,676)              (3,676)
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.12.02     Contributions                                     0               0                0                    0
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.13        Reversal of interest on capital                   0               0                0                    0
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
3.15        Net income/loss for the period             (187,002)       (187,002)         (43,857)             (43,857)
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
            NUMBER OF SHARES, FORMER                     15,906          15,906           19,344               19,344
            TREASURY STOCK (thousand)
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
            EARNINGS PER SHARE
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------
            LOSS PER SHARE                            (11.75670)      (11.75670)        (2.26721)            (2.26721)
----------- ----------------------------------- ---------------- -----------------  ----------------  ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

1 - INTRODUCTION

In compliance with Instruction CVM No. 248 of 3.29.96, the financial statements for the three-month period ended March 31, 1999 were prepared in accordance with accounting practices emanating from Brazilian corporate law and supplementary provisions. The accounting practices and criteria were applied consistently with those adopted in preparing the financial statements of Abril S.A. for the last fiscal year.

As required in CVM's Guidance Opinion No. 29 of April 18, 1996, the Company is also presenting supplementary financial statements in constant purchasing power.


2 - CORPORATE RESTRUCTURING

Upon homologation of the Ministry of Communications, in accordance with Ordinance No. 75 of July 2, 1999, published in the Official Gazette on July 23, 1999, Abril S.A.'s net assets in the amount of R$28,468 were spun off and 3,438,030 shares were cancelled based on the financial statements as of December 31, 1998, and supported by an appraisal report issued by experts.

As a consequence, the spun off portion of the business related to publications, telephone directories, sale of videotapes and compact discs, and broadcasting services was merged into Editora Abril S.A. Abril S.A. continues as holding company of the Pay TV business. This reorganization has aligned the Company's legal and management structures.

Following is a description of Abril S.A.'s spun off portions as of December 31, 1998:

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------



Current assets                                                     144,271
Noncurrent assets                                                  258,656
Permanent assets                                                   342,325
                                                                -----------
Total assets                                                       745,252
                                                                -----------

Current liabilities                                                496,270
Long-term liabilities                                              220,007
Deferred income                                                        507
                                                                -----------
Total liabilities                                                  716,784
                                                                -----------

Net assets                                                          28,468
                                                                ===========


3 - LOANS AND FINANCING

On October 25, 1995, the Company raised funds in foreign markets by issuing Eurobonds in the amount of US$100 million dollars, equivalent to R$172,200 at the exchange rate of March 31, 1999. The principal of these bonds matures on October 25, 2003, and investors have the option to redeem them up to the limit of 99.99% of the principal on October 25, 1998. Interest thereon is 12% per year above exchange rate variation, payable semiannually in April 25 and October 25, having started on April 25, 1996.

On October 23, 1998, affiliate Abril Investments Corporation invested in foreign markets US$97,925, equivalent to R$168,627 at the exchange rate of March 31, 1999, backed by the aforementioned Eurobonds. These bonds are kept in portfolio for future placement in the secondary market. As a consequence of this operation and as opted by the other investors, the redemption right established in the original contract was not exercised.

On November 26, 1996, subsidiary Tevecap S.A. raised funds in foreign markets in the amount of US$250 million dollars, equivalent to R$430,500 at the exchange rate of March 31, 1999, through the issuance of Senior Notes. The principal of these bonds, which are secured by Tevecap's subsidiaries, matures on November 26, 2004. Interest is 12.625% per year above exchange rate variation, payable semiannually in May 25 and November 25, having started on May 25, 1997.

Other foreign and local currency financing for fixed assets and working capital mature up to March 2002 and are secured by promissory notes and mortgages of the financed assets. Interest rates vary from 8% to 14.7% per year above the exchange rate variation defined in the respective contracts.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


4 - INCOME TAX

The amounts charged and credited to the Provision for Income Tax account for the three-month period ended March 31, 1999 are as follows:

                                                          COMPANY  CONSOLIDATED
                                                         -------- --------------

Provision for deferred income tax asset (tax loss)            728           728
                                                         -------- --------------
Income tax credited to result                                 728           728
                                                         ======== =============

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


5 - FINANCIAL INSTRUMENTS - CVM INSTRUCTION 235/95

Loans and financing are detailed in Note 3.

Except for the loan granted to affiliated company Televisao Show Time Ltda., which is not subject to interest, all other loans granted to or obtained from subsidiaries and affiliated companies under loan agreements are subject to at market prevailing interest rates.

The market values of other financial instruments receivable and payable as of March 31, 1999 do not differ from those recorded in the financial statements.

Such operations are performed and controlled based on criteria periodically reviewed considering financial soundness, reliability and market profile of the entity with which they are carried out.


6 - DEFERRAL OF EXCHANGE VARIATION

On March 26, 1999, CVM published Resolution No. 294/99, granting publicly-held companies the possibility of deferring expenses or revenues related to exchange variation arising from receivables or payables in foreign currency, determined for the three-month period ended March 31, 1999. The amortization period varies in accordance with the maturity of such receivables or payables, provided it does not exceed four years.

The Company opted for maintaining in result the net effect of the exchange variation for the period. Consequently, the expense charged to result amounted to R$115 (Company) and R$161,966 (Consolidated).


7 - PROCESSING OF DATES AFTER 1999 (UNAUDITED)

The Company's management established a specific project to make the computer system year 2000 compliant and ensure that there will be no disruption of operations. This project includes, among other:

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

a) Definition of human and financial resources and appointment of a Top Management member as responsible for its implementation, execution and control;

b) Establishment of a communication program to alert business partners and internal users to aspects of the year 2000 so as to make them aware of the risks involved and the solutions required.

c) An inventory of applications and production and corporate equipment which could be affected by this issue;

d) Applications acquired from external suppliers are guaranteed by them as to the correct treatment of dates subsequent to December 31, 1999. All systems are being tested and the measures taken by such suppliers are monitored;


e) In-house developed applications are being adjusted following a schedule defined based on their importance. The last adjustment is scheduled to be completed in 1999.


8 - SUBSEQUENT EVENTS

So as to generate the cash flow needed to support and expand its operations and business, Management has taken a series of actions, including the sale of non-strategic assets, cost reduction, and offering of new services and products, such as the recently launched @JATO, Internet access through the operator's cables. The following operations were carried out:

On  July  28,   1999,   upon   approval   of   ANATEL  -   National   Agency  of
Telecommunications, direct subsidiary Tevecap S.A. and indirect subsidiary TVACommunications Ltd. (TVAICO), executed the sales agreements dated May 18, 1999, and sold their total interest in subsidiaries and affiliated companies, as shown below, to Galaxy Latin America, DirectTV Latin America Inc. and Darlene Investments LLC, of Hughes Eletronics and the Cisneros Group respectively.

a)   Participations sold to Galaxy Latin America:

    a.1. 100% of the participation in Galaxy do Brasil Ltda. (GLB), wholly-owned subsidiary and DirecTV's exclusive local operator in Brazil;

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------


    a.2. 100% of the participation in TVA Banda C Ltda. (TVA Banda C), TVA's operator for Band C services;

b)   Participations  sold to DirecTV Latin America Inc. and Darlene  Investments
     LLC:

    b.1. 10% of the participation in Galaxy Latin America, in which Tevecap has an indirect investment through its subsidiary TVA Communications Ltd.
         (TVAICO);

    b.2. 25% of the participation in Surfin Ltd. (Surfin), a limited liability company engaged in financing of DirecTV's services throughout Latin America;

    b.3. The rights to promissory notes (CBC Notes) receivable from related company California Broadcast Center (CBC), a limited liability company of Delaware, US, the principal of which totals R$7,580 thousand; and

    b.4. CBC Unit Acquisition Class B Bonuses (CBC Bonuses), dated April 11, 1997, convertible into CBC shares, recorded under the cost method at zero value.

The above operations total R$674,070, equivalent, on the closing date, to US$371,000, represented as follows:

a) The amount of R$315,056, equivalent to US$173,403, related to revenues from the sale of these assets, R$268,725 (US$147,903) of which in cash and R$46,331 (US$25,500) through a Promissory Note subject to London Inter-Bank Bid Rate (LIBID) interest above exchange variation, maturing on July 28, 2001;

b) The amount of R$359,014, equivalent to US$197,597, related to the absorption of debts of these companies. Of this total, the amount of R$53,724 (US$29,569) refers to loan to affiliated company Editora Abril S.A., which was settled immediately after closing of the operation.

In addition, as part of these agreements, on July 28, 1999, indirect subsidiary TVA Communications Ltd. used the funds obtained from these operations and invested in foreign markets the amount of US$131,201, equivalent to R$238,379, in Senior Notes issued by direct subsidiary Tevecap S.A. This investment was made with a negative goodwill of 35% of the face value of these Notes, equivalent to US$70,647. As a result of this investment, of the total amount of US$250,000 of Senior Notes issued, US$201,848 are kept in portfolio for future placement in the secondary market.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                              Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                                Date - 3.31.1999


01437-0 ABRIL S.A.                                            44.597.052/0001-62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------



In view of the above, as from this quarter, the financial statements of Galaxy do Brasil Ltda. and TVA Banda C Ltda. are no longer included in the consolidated financial statements, as established by CVM Instruction 247/96.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                              Corporate Law
QUARTERLY INFORMATION                        Date - 3.31.1999
COMMERCIAL, INDUSTRIAL AND OTHER



------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                          44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
08.01--COMMENT ON THE COMPANY'S PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------



MARKET

Abril S.A.'s principal activity is participating in Pay TV companies. Its result for the three-month period ended March 31, 1999 consists basically of equity in results of subsidiaries and affiliated companies.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                              Corporate Law
QUARTERLY INFORMATION                        Date - 3.31.1999
COMMERCIAL, INDUSTRIAL AND OTHER



------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                          44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
08.01--COMMENT ON THE COMPANY'S PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                              Corporate Law
QUARTERLY INFORMATION                        Date - 3.31.1999
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------  -------------------------------  --------------------------------
1 - CVM CODE   2 - REGISTERED NAME              3 - CNPJ - National Corporate
                                                    Taxpayers'Registration
01437-0          ABRIL S.A.                         44.597.052/0001-62
------------- --------------------------------  --------------------------------

06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------  -------------------------------  --------------  ----------------
1 - CODE       2 - DESCRIPTION                  3 -  3.31.1999   4 - 12.31.1998
-------------  -------------------------------  --------------  ----------------
1              Total assets                            861,613        1,567,582
-------------  -------------------------------  --------------  ----------------
1.01           Current assets                           60,734          415,779
-------------  -------------------------------  --------------  ----------------
1.01.01        Cash and cash equivalents                 2,296           59,450
-------------  -------------------------------  --------------  ----------------
1.01.01.01     Cash and banks                            2,294           56,481
-------------  -------------------------------  --------------  ----------------
1.01.01.02     Short-term investments                        2            2,969
-------------  -------------------------------  --------------  ----------------
1.01.02        Credits                                  17,764          221,009
------------- --------------------------------  --------------  ----------------
1.01.02.01     Accounts receivable                      17,764          221,009
-------------  -------------------------------  --------------  ----------------
1.01.03        Inventories                              24,595           62,393
-------------  -------------------------------  --------------  ----------------
1.01.03.01     Raw materials                            14,976           33,867
-------------  -------------------------------  --------------  ----------------
1.01.03.02     Work in process                               0            8,406
-------------  -------------------------------  --------------  ----------------
1.01.03.03     Finished products                             0           10,293
-------------  -------------------------------  --------------  ----------------
1.01.03.04     Sundry materials                          9,619            9,827
-------------  -------------------------------  --------------  ----------------
1.01.04        Other                                    16,079           72,927
-------------  -------------------------------  --------------  ----------------
1.01.04.01     Advances to employees and other          11,599           52,962
-------------  -------------------------------  --------------  ----------------
1.01.04.03     Offsettable taxes                         4,480           19,965
-------------  -------------------------------  --------------  ----------------
1.02           Noncurrent assets                       255,773          156,025
-------------  -------------------------------  --------------  ----------------
1.02.01        Sundry credits                              728           12,362
-------------  -------------------------------  --------------  ----------------
1.02.01.01     Loans to stockholders                         0            5,387
-------------  -------------------------------  --------------  ----------------
1.02.01.02     Recoverable income tax                      728            6,975
-------------  -------------------------------  --------------  ----------------
1.02.02        Related-party transactions              244,564          115,410
-------------  -------------------------------  --------------  ----------------
1.02.02.01     Affiliated companies                          0                0
-------------  -------------------------------  --------------  ----------------
1.02.02.02     Subsidiaries                                  0                0
-------------  -------------------------------  --------------  ----------------
1.02.02.03     Other related companies                 244,564          115,410
-------------  -------------------------------  --------------  ----------------
1.02.02.03.01  TVA Brasil Radioenlaces Ltda.            26,102           26,104
-------------  -------------------------------  --------------  ----------------
1.02.02.03.02  Canbras TVA Cabo Ltda.                    9,772           20,803
-------------  -------------------------------  --------------  ----------------
1.02.02.03.03  Prize Investments Limited                     0            5,157
-------------  -------------------------------  --------------  ----------------
1.02.02.03.04  Televisao Show Time Ltda.                 3,001            3,001
-------------  -------------------------------  --------------  ----------------
1.02.02.03.05  HBO Partners                                  0            1,743
-------------  -------------------------------  --------------  ----------------
1.02.02.03.06  TV Manaca Ltda.                             412                0
-------------  -------------------------------  --------------  ----------------
1.02.02.03.07  California Broadcast Center               7,940            7,580
-------------  -------------------------------  --------------  ----------------
1.02.02.03.08  Canbras Participacoes Ltda.                 311              311
-------------  -------------------------------  --------------  ----------------
1.02.02.03.09  IHK S.A.                                      0            8,032
-------------  -------------------------------  --------------  ----------------
1.02.02.03.10  MTV Brasil Ltda.                              0            7,042
-------------  -------------------------------  --------------  ----------------
1.02.02.03.11  SCP Elle                                      0              638
-------------  -------------------------------  --------------  ----------------
1.02.02.03.12  Abril Musiclub Ltda.                          0            2,152
-------------  -------------------------------  --------------  ----------------
1.02.02.03.13  Associacao Abril de Beneficios                0            1,578
-------------  -------------------------------  --------------  ----------------
1.02.02.03.14  Parana Participacoes S/C Ltda.                0            5,508
-------------  -------------------------------  --------------  ----------------
1.02.02.03.15  TVA Finco Ltd.                           15,932           15,932
-------------  -------------------------------  --------------  ----------------
1.02.02.03.16  Abril Investments Corporation           175,426                0
-------------  -------------------------------  --------------  ----------------
1.02.02.03.17  TVA Banda C Ltda.                         2,515                0
-------------  -------------------------------  --------------  ----------------
1.02.02.03.18  Other                                     3,153            9,829
-------------  -------------------------------  --------------  ----------------
1.02.03        Other                                    10,481           28,253
-------------  -------------------------------  --------------  ----------------
1.02.03.01     Legal and compulsory deposits             2,979           19,673
-------------  -------------------------------  --------------  ----------------
1.02.03.02     Tax incentives and other                  7,502            1,002
-------------  -------------------------------  --------------  ----------------
1.02.03.03     Prepaid expenses                              0            7,578
------------- -------------------------------- --------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                              Corporate Law
QUARTERLY INFORMATION                        Date - 3.31.1999
COMMERCIAL, INDUSTRIAL AND OTHER



01.01 - IDENTIFICATION

-------------  -------------------------------  --------------------------------
1 - CVM CODE   2 - REGISTERED NAME              3 - CNPJ - National Corporate
                                                    Taxpayers'Registration
01437-0          ABRIL S.A.                         44.597.052/0001-62
------------- --------------------------------  --------------------------------



06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of reais)

------------- --------------------------------  -------------  -----------------
1 - CODE      2 - DESCRIPTION                   3 - 3.31.1999  4 - 12.31.1998
------------- --------------------------------  -------------  -----------------
1.03          Permanent assets                        545,106         995,778
------------- --------------------------------  -------------  -----------------

1.03.01       Investments                             144,620         154,809
------------- --------------------------------  -------------  -----------------
1.03.01.01    In affiliated companies                  55,467          58,850
------------- --------------------------------  -------------  -----------------
1.03.01.02    In subsidiaries                          89,102          95,139
------------- --------------------------------  -------------  -----------------
1.03.01.02.01 Goodwill on investments                  89,102          95,139
------------- --------------------------------  -------------  -----------------
1.03.01.03    Other investments                            51             820
------------- --------------------------------  -------------  -----------------
1.03.01.03.01 Marketable securities                         0             111
------------- --------------------------------  -------------  -----------------
1.03.01.03.02 FISET                                         0              21
------------- --------------------------------  -------------  -----------------
1.03.01.03.03 FINAM                                        51             327
------------- --------------------------------  -------------  -----------------
1.03.01.03.04 Loans - Eletrobras                            0               1
------------- --------------------------------  -------------  -----------------
1.03.01.03.05 Other                                         0             360
------------- --------------------------------  -------------  -----------------
1.03.02       Property, plant and equipment           314,731         704,638
------------- --------------------------------  -------------  -----------------
1.03.02.01    Land                                      1,890          28,452
------------- --------------------------------  -------------  -----------------
1.03.02.02    Buildings                                 1,800          36,747
------------- --------------------------------  -------------  -----------------
1.03.02.03    Installations                             1,596          15,159
------------- --------------------------------  -------------  -----------------
1.03.02.04    Industrial machinery and                      0          58,120
              equipment
------------- --------------------------------  -------------  -----------------
1.03.02.05    Television equipment                    205,040         364,530
------------- --------------------------------  -------------  -----------------
1.03.02.06    Furniture and fixtures                    1,340          13,831
------------- --------------------------------  -------------  -----------------
1.03.02.07    Vehicles                                  1,751          11,187
------------- --------------------------------  -------------  -----------------
1.03.02.08    EDP equipment                             6,249          39,681
------------- --------------------------------  -------------  -----------------
1.03.02.09    Construction in progress                  3,575          38,103
------------- --------------------------------  -------------  -----------------
1.03.02.10    Cable installations                      87,422          84,768
------------- --------------------------------  -------------  -----------------
1.03.02.11    Other construction                        4,068          14,060
------------- --------------------------------  -------------  -----------------
1.03.03       Deferred charges                         85,755         136,331
------------- --------------------------------  -------------  -----------------
1.03.03.01    Restated cost                            85,755         136,331
------------- --------------------------------  -------------  -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                              Corporate Law
QUARTERLY INFORMATION                        Date - 3.31.1999
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION
-------------  -------------------------------  --------------------------------
1 - CVM CODE   2 - REGISTERED NAME              3 - CNPJ - National Corporate
                                                    Taxpayers'Registration
01437-0          ABRIL S.A.                         44.597.052/0001-62
-------------  -------------------------------  --------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

----------- -------------------------------------  -------------  --------------
1 - CODE    2 - DESCRIPTION                        3 - 3.31.1999  4 - 12.31.1998
----------- -------------------------------------  -------------  --------------
2           Total liabilities                            861,613       1,567,582
----------- -------------------------------------  -------------  --------------
2.01        Current liabilities                          175,308         968,170
----------- -------------------------------------  -------------  --------------
2.01.01     Loans and financing                           66,701         296,258
----------- -------------------------------------  -------------  --------------
2.01.02     Debentures                                         0               0
----------- -------------------------------------  -------------  --------------
2.01.03     Trade accounts payable                        56,553         314,808
----------- -------------------------------------  -------------  --------------
2.01.04     Taxes and contributions payable               20,292          47,125
----------- -------------------------------------  -------------  --------------
2.01.04.01  Income and social contribution taxes              85           9,674
---------- --------------------------------------- ------------- ---------------
2.01.04.02  Other taxes and contributions payable         20,207          37,451
---------- --------------------------------------- ------------- ---------------
2.01.05     Dividends payable                                  0               0
----------- -------------------------------------  -------------  --------------
2.01.06     Accrued liabilities                           19,612          20,005
----------- -------------------------------------  -------------  --------------
2.01.06.01  Dividends/interest on capital                 19,612          20,005
            payable
----------- -------------------------------------  -------------  --------------
2.01.07     Related-party transactions                         0               0
----------- -------------------------------------  -------------  --------------
2.01.08     Other                                         12,150         289,974
----------- -------------------------------------  -------------  --------------
2.01.08.01  Salaries, profit sharing and                   5,436          75,378
            payroll taxes
----------- -------------------------------------  -------------  --------------
2.01.08.02  Advances received                              2,049          31,089
----------- -------------------------------------  -------------  --------------
2.01.08.03  Royalties and copyrights                           0          18,338
            payable
----------- -------------------------------------  -------------  --------------
2.01.08.04  Other accounts payable                         4,665          25,685
----------- -------------------------------------  -------------  --------------
2.01.08.05  Magazine subscriptions                             0         139,484
----------- -------------------------------------  -------------  --------------
2.02        Long-term liabilities                        922,498         486,762
----------- -------------------------------------  -------------  --------------
2.02.01     Loans and financing                          623,479         376,687
----------- -------------------------------------  -------------  --------------
2.02.02     Debentures                                         0               0
----------- -------------------------------------  -------------  --------------
2.02.03     Accrued liabilities                                0               0
----------- -------------------------------------  -------------  --------------
2.02.04     Related-party transactions                   169,282          43,577
----------- -------------------------------------  -------------  --------------
2.02.04.01  Editora Abril S.A.                           154,623               0
----------- -------------------------------------  -------------  --------------
2.02.04.02  Editora Caras S.A.                                 0          14,403
----------- -------------------------------------  -------------  --------------
2.02.04.03  TV Cambara Ltda.                               1,207           1,175
----------- -------------------------------------  -------------  --------------
2.02.04.04  TV Cerejeira Ltda.                             1,640           1,520
----------- -------------------------------------  -------------  --------------
2.02.04.05  TV Eucalipto Ltda.                                 0           1,830
----------- -------------------------------------  -------------  --------------
2.02.04.06  TV Jacaranda Ltda.                                 0           1,749
----------- -------------------------------------  -------------  --------------
2.02.04.07  TV Jatoba Ltda.                                1,703           1,802
----------- -------------------------------------  -------------  --------------
2.02.04.08  TV Manaca Ltda.                                    0             626
----------- -------------------------------------  -------------  --------------
2.02.04.09  TV Mogno Ltda.                                 1,712           1,601
----------- -------------------------------------  -------------  --------------
2.02.04.10  TV Quaresmeira Ltda.                           1,695           1,572
----------- -------------------------------------  -------------  --------------
2.02.04.11  TV Sequoia Ltda.                               1,665           1,548
----------- -------------------------------------  -------------  --------------
2.02.04.12  TV Tipuana Ltda.                               1,676           1,556
----------- -------------------------------------  -------------  --------------
2.02.04.14  Canbras Communication Corporation                  0           4,835
----------- -------------------------------------  -------------  --------------
2.02.04.15  Gracia Consultoria e Investimentos,                0           1,540
            Lda
----------- -------------------------------------  -------------  --------------
2.02.04.16  TVA Network Participacoes S.A.                 3,361               0
----------- -------------------------------------  -------------  --------------
2.02.04.17  Other                                              0           7,820
----------- -------------------------------------  -------------  --------------
2.02.05     Other                                        129,737          66,498
----------- -------------------------------------  -------------  --------------
2.02.05.01  Loans from stockholders                            0          38,705
----------- -------------------------------------  -------------  --------------
2.02.05.02  Taxes and contributions payable                1,631          13,291
----------- -------------------------------------  -------------  --------------
2.02.05.03  Provision for losses on subsidiaries'        120,167             378
            and affiliated companies' operations
----------- -------------------------------------  -------------  --------------
2.02.05.04  Deferred income tax                                0           2,639
----------- -------------------------------------  -------------  --------------
2.02.05.05  Other                                          7,939          11,485
----------- -------------------------------------  -------------  --------------
2.03        Deferred income                                    0             507
----------- -------------------------------------  -------------  --------------
2.04        Minority interest                          (104,858)          28,060
----------- -------------------------------------  -------------  --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION                             Corporate Law
QUARTERLY INFORMATION                                          Date - 3.31.1999
COMMERCIAL, INDUSTRIAL AND OTHER



01.01 - IDENTIFICATION

-------------  ---------------------------------  ------------------------------
1 - CVM CODE   2 - REGISTERED NAME                3 - CNPJ - National Corporate
                                                      Taxpayers'Registration
01437-0          ABRIL S.A.                           44.597.052/0001-62
-------------  ---------------------------------  ------------------------------


06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- ----------------------------------- --------------- --------------
1 - CODE      2 - DESCRIPTION                     3 -  3.31.1999  4 - 12.31.1998
------------- ----------------------------------- --------------  --------------
2.05          Stockholders' equity                     (131,335)         84,083
------------- ----------------------------------- --------------- --------------
2.05.01       Paid-in capital                           131,703         160,170
------------- ----------------------------------- --------------- --------------
2.05.02       Capital reserves                           25,673          25,622
------------- ----------------------------------- --------------- --------------
2.05.03       Revaluation reserves                            0               0
------------- ----------------------------------- --------------- --------------
2.05.03.01    Own assets                                      0               0
------------- ----------------------------------- --------------- --------------
2.05.03.02    Subsidiaries/Affiliated companies               0               0
              companies
------------- ----------------------------------- --------------- --------------
2.05.04       Profit reserves                                 0               0
------------- ----------------------------------- --------------- --------------
2.05.04.01    Legal                                           0               0
------------- ----------------------------------- --------------- --------------
2.05.04.02    Statutory                                       0               0
------------- ----------------------------------- --------------- --------------
2.05.04.03    For contingencies                               0               0
------------- ----------------------------------- --------------- --------------
2.05.04.04    Unrealized profits                              0               0
------------- ----------------------------------- --------------- --------------
2.05.04.05    Retention of profits                            0               0
------------- ----------------------------------- --------------- --------------
2.05.04.05.01 Retention of profits                            0               0
------------- ----------------------------------- --------------- --------------
2.05.04.06    Special for undistributed dividends             0               0
------------- ----------------------------------- --------------- --------------
2.05.04.07    Other profit reserves                           0               0
------------- ----------------------------------- --------------- --------------
2.05.05       Retained earnings/accumulated            (288,711)       (101,709)
              deficit
------------- ----------------------------------- --------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999

01.01 - IDENTIFICATION

------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
1 - CVM CODE             2 - REGISTERED NAME                                                     3 - CNPJ - National Corporate
01437-0                  ABRIL S.A.                                                                  Taxpayers' Registration
                                                                                                 44.597.052/0001-62
------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
07.01 - CONSOLIDATED STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
1 - CODE     2 - DESCRIPTION                                3 - 1.1.1999 to   4 - 1.1.1999 to    5 - 1.1.1998 to    6 - 1.1.1998 to
                                                               3.31.1999         3.31.1999          3.31.1998          3.31.1998
------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
3.01         Gross sales of products and services               56,515            56,515            385,281            385,281

3.02         Gross sales deductions                            (4,632)           (4,632)           (15,976)           (15,976)

3.03         Net sales of products and services                 51,883            51,883            369,305            369,305

3.04         Cost of products and services sold               (47,774)          (47,774)          (194,627)          (194,627)

3.05         Gross profit                                        4,109             4,109            174,678            174,678

3.06         Operating income/expenses                       (302,022)         (302,022)          (235,906)          (235,906)

3.06.01      Selling                                           (3,850)           (3,850)          (131,541)          (131,541)

3.06.02      General and administrative                       (10,743)          (10,743)           (78,645)           (78,645)

3.06.03      Financial                                        (27,554)          (27,554)            (9,110)            (9,110)

3.06.03.01   Financial income                                    8,948             8,948             26,567             26,567

3.06.03.02   Financial expenses                               (36,502)          (36,502)           (35,677)           (35,677)

3.06.04      Other operating income                                  0                 0                  0                  0

3.06.04.01   Goodwill amortization                                   0                 0                  0                  0

3.06.04.02   Provision for losses on subsidiaries'
             operations                                              0                 0                  0                  0

3.06.04.03   Other income                                            0                 0                  0                  0

3.06.04.04   Exchange variations                                     0                 0                  0                  0

3.06.05      Other operating expenses                        (169,409)         (169,409)           (16,045)           (16,045)

3.06.05.01   Exchange variations                             (161,966)         (161,966)           (12,160)           (12,160)

3.06.05.02   Provision for losses on subsidiaries'
             operations                                        (3,639)           (3,639)                  0                  0

3.06.05.03   Goodwill amortization                             (3,804)           (3,804)                  0                  0

3.06.05.04   Other expenses                                          0                 0            (3,885)            (3,885)

3.06.06      Equity in results of subsidiaries and            (90,466)          (90,466)              (565)              (565)
             affiliated companies

3.07         Operating expenses                              (297,913)         (297,913)           (61,228)           (61,228)

3.08         Nonoperating expense                                (880)             (880)            (2,426)            (2,426)

3.08.01      Income                                              (928)             (928)              8,119              8,119

3.08.02      Expenses                                               48                48           (10,545)           (10,545)

3.09         Loss before taxes/employee profit sharing       (298,793)         (298,793)           (63,654)           (63,654)


FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999


01.01 - IDENTIFICATION

------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
1 - CVM CODE             2 - REGISTERED NAME                                                     3 - CNPJ - National Corporate
01437-0                  ABRIL S.A.                                                                  Taxpayers' Registration
                                                                                                 44.597.052/0001-62
------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
07.01 - CONSOLIDATED STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
1 - CODE     2 - DESCRIPTION                                3 - 1.1.1999 to   4 - 1.1.1999 to    5 - 1.1.1998 to    6 - 1.1.1998 to
                                                               3.31.1999         3.31.1999          3.31.1998          3.31.1998
------------ -------------------------------------------- ------------------ ----------------- ------------------ -----------------
3.10         Provision for income and social contribution               0                0           (2,527)            (2,527)
             taxes

3.11         Deferred income tax                                      728              728             6,876              6,876

3.12         Employee profit sharing/statutory contributions            0                0           (3,877)            (3,877)

3.12.01      Profit sharing                                             0                0           (3,877)            (3,877)

3.12.01.01   Employee profit sharing                                    0                0           (3,877)            (3,877)

3.12.02      Contributions                                              0                0                 0                  0

3.13         Reversal of interest on capital                            0                0                 0                  0

3.14         Minority interest                                    111,063          111,063            19,325             19,325

3.15         Net income/loss for the period                     (187,002)        (187,002)          (43,857)           (43,857)

             NUMBER OF SHARES, FORMER TREASURY STOCK               15,906           15,906            19,344             19,344
             (thousand)

             EARNINGS PER SHARE

             LOSS PER SHARE                                    (11.75670)       (11.75670)         (2.26721)          (2.26721)


FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999


------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
08.01--COMMENT ON THE CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

MARKET

Abril S.A. and its subsidiaries operate solely in providing of Pay TV services.

This area, through TVA, presently with 314,000 subscribers, presented a reduction of 4% as compared to the same period of the previous year.


ADMINISTRATIVE COSTS AND EXPENSES

The increase in administrative costs and expenses, as compared to the same period of the previous period was mainly due to the increase in depreciation expenses, amortization of deferred charges and programming costs of Tevecap and its subsidiaries in view of the expansion of its operations.


INVESTMENTS

Disbursements expected for 1999 amount to R$82.5 million which will be invested in the following:

- acquisition of Pay TV broadcasting and reception equipment.
- new installations, furniture and fixtures.

To date, R$37.5 million of the total amount has been disbursed. Approximately R$23.2 million is expected to be disbursed in the next quarter.


FINANCIAL FLOW

For the quarter, the Company and its subsidiaries had a bank indebtedness balance of R$690.2 million, 90% of which is represented by long-term debts. However, the Company has a loan receivable from the affiliated company Abril Investments Corporation (AICO) as described in Note 3. Therefore, its net indebtedness amounts to R$514.7 million.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999


01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1 - CVM CODE     2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                                  Registration
   01437-0            ABRIL S.A.                           44.597.052/0001-62
--------------------------------------------------------------------------------

09.01 - INVESTMENTS IN SUBSIDIARIES AND/OR AFFILIATED COMPANIES

--------------------------------------------------------------------------------
1 - ITEM    2 - REGISTERED NAME OF SUBSIDIARY/AFFILIATED COMPANY
     01                     TEVECAP S.A.
--------------------------------------------------------------------------------
3 - CNPJ - National     4 - CLASSIFICATION   5 - % INTEREST        6 - %
           Corporate                              IN CAPITAL OF    STOCKHOLDERS'
           Taxpayers'                             INVESTEE         EQUITY
           Registration                                            OF INVESTOR

    57.574.170/0001-05  CLOSELY-HELD SUBSIDIARY     62.16             0.00
--------------------------------------------------------------------------------
7 - TYPE OF COMPANY            8 - NUMBER OF SHARES HELD IN THE CURRENT QUARTER
                                                 (THOUSAND)
COMMERCIAL, INDUSTRIAL AND OTHER        140,701
--------------------------------------------------------------------------------
9 - NUMBER OF SHARES HELD IN THE PRIOR QUARTER
                  (THOUSAND)
         140,701
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
17.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS - UNQUALIFIED
--------------------------------------------------------------------------------

To the Board of Directors of

Abril S.A.


(1) We have reviewed the quarterly information of EDITORA ABRIL S.A. (a Brazilian corporation) which includes the balance sheet as of March 31, 1999, the statement of operations for the quarter then ended, the performance report and relevant information.


(2) Our review was conducted in accordance with specific standards established by the Brazilian Institute of Accountants - IBRACON, together with the Federal Accounting Council, and consisted principally of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas as to the principal criteria adopted in the preparation of the quarterly information, and (b) review of information and subsequent events which had or could have had a relevant effect on the financial position and results of operations of the Company.


(3) Based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission -CVM, specifically applicable to the preparation of mandatory quarterly information.


(4) Also based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to in paragraph 1 above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission - CVM, specifically applicable to the preparation of voluntary quarterly information in constant purchasing power currency.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
17.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS - UNQUALIFIED
--------------------------------------------------------------------------------


(5) The balance sheet as of December 31, 1998, presented for comparative purposes, had been audited by us and our report thereon dated March 31, 1999 included comments on the financial difficulty of the consolidated operations, which were eliminated with the measures adopted by the Management, as disclosed in Note 8. The statement of operations for the quarter ended March 31, 1998, presented for comparative purposes, had also been previously audited by us and our report thereon, dated June 8, 1998, was issued without qualification reviewed.


Sao Paulo, August 31, 1999



                                                  ARTHUR ANDERSEN S/C


                                                  Marco Antonio Brandao Simurro
                                                  Engagement Partner

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------
18.02 - COMMENT ON THE SUBSIDIARY/AFFILIATED COMPANY PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsidiary/Affiliated Company :    TEVECAP S.A.
--------------------------------------------------------------------------------

See comment on consolidated performance.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18.02 - COMMENT ON THE SUBSIDIARY/AFFILIATED COMPANY PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsidiary/Affiliated Company :    TEVECAP S.A.
--------------------------------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                                            Corporate Law
COMMERCIAL, INDUSTRIAL AND OTHER                              Date - 3.31.1999


01.01 - IDENTIFICATION

------------- -------------------- ---------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME  3 - CNPJ - National Corporate Taxpayers'
                                       Registration
   01437-0         ABRIL S.A.                  44.597.052/0001-62
------------- -------------------- ---------------------------------------------

CONTENTS

---------- ----------- -------------------------------------------- -----------
GROUP      TABLE       DESCRIPTION                                      PAGE
---------- ----------- -------------------------------------------- -----------
   01          01      IDENTIFICATION                                    1
---------- ----------- -------------------------------------------- -----------
   01          02      HEAD OFFICE                                       1
---------- ----------- -------------------------------------------- -----------
   01          03      DIRECTOR OF MARKET RELATIONS
                       (Address for correspondence with Company)         1
---------- ----------- -------------------------------------------- -----------
   01          04      QUARTERLY INFORMATION REFERENCE                   1
---------- ----------- -------------------------------------------- -----------
   01          05      COMPOSITION OF CAPITAL                            2
---------- ----------- -------------------------------------------- -----------
   01          06      CHARACTERISTICS OF THE COMPANY                    2
---------- ----------- -------------------------------------------- -----------
   01          07      COMPANIES NOT INCLUDED IN THE
                       CONSOLIDATED FINANCIAL STATEMENTS                 2
---------- ----------- -------------------------------------------- -----------
   01          08      CASH DIVIDENDS                                    2
---------- ----------- -------------------------------------------- -----------
   01          09      SUBSCRIBED CAPITAL AND CHANGES
                       IN THE CURRENT YEAR                               3
---------- ----------- -------------------------------------------- -----------
   01          10      DIRECTOR OF MARKET RELATIONS                      3
---------- ----------- -------------------------------------------- -----------
   02          01      BALANCE SHEET - ASSETS                            4
---------- ----------- -------------------------------------------- -----------
   02          02      BALANCE SHEET - LIABILITIES AND
                       STOCKHOLDERS' EQUITY                              6
---------- ----------- -------------------------------------------- -----------
   03          01      STATEMENT OF OPERATIONS                           8
---------- ----------- -------------------------------------------- -----------
   04          01      NOTES TO THE QUARTERLY INFORMATION                10
---------- ----------- -------------------------------------------- -----------
   05          01      COMMENT ON THE COMPANY'S PERFORMANCE
                       IN THE QUARTER                                    17
---------- ----------- -------------------------------------------- -----------
   06          01      CONSOLIDATED BALANCE SHEET - ASSETS               19
---------- ----------- -------------------------------------------- -----------
   06          02      CONSOLIDATED BALANCE SHEET -
                       LIABILITIES AND STOCKHOLDERS' EQUITY              21
---------- ----------- -------------------------------------------- -----------
   07          01      CONSOLIDATED STATEMENT OF OPERATIONS              23
---------- ----------- -------------------------------------------- -----------
   08          01      COMMENT ON CONSOLIDATED PERFORMANCE
                       IN THE QUARTER                                    25
---------- ----------- -------------------------------------------- -----------
   09          01      INVESTMENTS IN SUBSIDIARIES AND/OR
                       AFFILIATED COMPANIES                              26
---------- ----------- -------------------------------------------- -----------
   17          01      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS          27
---------- ----------- -------------------------------------------- -----------
                                                          TEVECAP S.A.
---------- ----------- -------------------------------------------- -----------
   18          02      COMMENT ON SUBSIDIARY/AFFILIATED
                       COMPANY PERFORMANCE                              29/30
---------- ----------- -------------------------------------------- -----------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
THE REGISTRATION WITH CVM DOES NOT IMPLY ANY EVALUATION OF THE COMPANY AND ITS MANAGERS ARE RESPONSIBLE FOR THE VERACITY OF THE INFORMATION PROVIDED.
--------------------------------------------------------------------------------

01.01 - IDENTIFICATION

------------- -------------------- ---------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME  3 - CNPJ - National Corporate Taxpayers'
                                   Registration
01437-0       ABRIL S.A.           44.597.052/0001-62
--------------------------------------------------------------------------------
4 - NIRE - REGISTRATION NUMBER
35.3.0013516-4
--------------------------------------------------------------------------------

01.02 - HEAD OFFICE

--------------------------------------------------------------------------------
1 - FULL ADDRESS                                       2 - SUBURB OR DISTRICT
Av. Otaviano Alves de Lima, 4.400                           Freguesia do O
--------------------------------------------------- ----------------------------
3 - ZIP CODE          4 - MUNICIPALITY                     5 - STATE
02909-900             Sao Paulo                                 SP
--------------------- ---------------- -------------- -------------- -----------
6 - AREA CODE         7 - TELEPHONE    8 - TELEPHONE  9 - TELEPHONE  10 - TELEX
011                   3037-2010                  -              -
--------------------- ---------------- -------------- -------------- -----------
11 - AREA CODE        12 - FAX         13 - FAX       14 - FAX
011                   3037-2040                  -              -
--------------------- ---------------- -------------- -------------- -----------
15 - E-MAIL
jaugusto@abril.com.br
-------------------------------------- -------------- -------------- -----------

01.03 - DIRECTOR OF MARKET RELATIONS (Address for correspondence with Company)

--------------------------------------------------------------------------------
1 - NAME
Jose Augusto Pinto Moreira
--------------------------------------------------------------------------------
2 - FULL ADDRESS                          3 - SUBURB OR DISTRICT
    Av. Nacoes Unidas, 7.221                  Pinheiros
-------------------------------------------------------------------------------
4 - ZIP CODE    5 - MUNICIPALITY                                  6 - STATE
05425-902       Sao Paulo                                               SP
--------------- --------------- ---------------- ---------------- --------------
7 - AREA CODE   8 - TELEPHONE   9 - TELEPHONE    10 - TELEPHONE   11 - TELEX
011             3037-2010                 -               -
--------------- --------------- ---------------- ---------------- --------------
12 - AREA CODE  13 - FAX        14 - FAX         15 - FAX
011             3037-2040                 -               -
--------------- --------------- ---------------- ---------------- --------------
16 - E-MAIL
jaugusto@abril.com.br
--------------------------------------------------------------------------------

01.04 - REFERENCE/INDEPENDENT PUBLIC ACCOUNTANT

----------------------------- -------------------------------------------- ------------------------------------------
        CURRENT YEAR                        CURRENT QUARTER                              PRIOR QUARTER
----------------------------- -------------------------------------------- ------------------------------------------
 1 - BEGINNING     2 - END     3 - QUARTER     4 - BEGINNING    5 - END     6 - QUARTER    7 - BEGINNING    8 -END
----------------- ----------- --------------- ---------------- ----------- --------------- -------------- -----------
    1.1.1999      12.31.1999        1            1.1.1999      3.31.1999         4           10.1.1998    12.31.1998
---------------------------------------------------------------------------- ----------------------------------------


9 - NAME OF INDEPENDENT PUBLIC ACCOUNTANT      10 - CVM CODE
Arthur Andersen S/C                            00283-6
---------------------------------------------- ---------------------------------
11 - NAME OF RESPONSIBLE ACCOUNTANT            12 CPF - Individual Taxpayers'
                                               Registration
Marco Antonio Brandao Simurro                  755.400.708-44
---------------------------------------------- ---------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

--------------- --------------------- ------------------------------------------
1 - CVM CODE    2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0         ABRIL S.A.            44.597.052/0001-62
--------------- --------------------- ------------------------------------------

01.05 - COMPOSITION OF CAPITAL

-------------------------- ----------------------- ---------------------------- -------------------------------------
    Number of Shares        1 - CURRENT QUARTER         2 - PRIOR QUARTER         3 - SAME QUARTER OF THE PREVIOUS
                                                                                                YEAR
       (Thousand)                3.31.1999                 12.31.1998                        3.31.1998
-------------------------- ----------------------- ---------------------------- -------------------------------------
Paid-up Capital
-------------------------- ----------------------- ---------------------------- -------------------------------------
      1 - Common                    5,302                      8,277                              8,277
-------------------------- ----------------------- ---------------------------- -------------------------------------
      2 - Preferred                10,604                     11,067                             11,067
-------------------------- ----------------------- ---------------------------- -------------------------------------
      3 - Total                    15,906                     19,344                             19,344
---------------------------------------------------------------------------------------------------------------------
Treasury Stock
-------------------------- ----------------------- ---------------------------- -------------------------------------
      4 - Common                        0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------
      5 - Preferred                     0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------
      6 - Total                         0                          0                                  0
-------------------------- ----------------------- ---------------------------- -------------------------------------


01.06 - CHARACTERISTICS OF THE COMPANY

--------------------------------------------------------------------------------
1 - TYPE OF COMPANY
Commercial, Industrial and Other
--------------------------------------------------------------------------------
2 - SITUATION
Operational
--------------------------------------------------------------------------------
3 - NATURE OF CONTROLLING INTEREST
Local Private
--------------------------------------------------------------------------------
4 - ACTIVITY CODE
1070000 - Publishing and Printing
--------------------------------------------------------------------------------
5 - MAIN ACTIVITY
Publishing of Magazines and Periodicals
--------------------------------------------------------------------------------
6 - TYPE OF CONSOLIDATION
Partial
--------------------------------------------------------------------------------
7 - TYPE OF REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
Unqualified
--------------------------------------------------------------------------------

01.07 - COMPANIES NOT INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

------------- ----------------------------------------- ------------------------
1 - ITEM      2 - CNPJ - National Corporate Taxpayers'  3 - REGISTERED NAME
              Registration
------------- ----------------------------------------- ------------------------
01            00.497.373/0001-10                        Galaxy Brasil Ltda.
------------- ----------------------------------------- ------------------------
02            01.785.998/0001-40                        TVA Banda C Ltda.
------------- ----------------------------------------- ------------------------

01.08 - CASH DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER

----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
1 - ITEM    2 - EVENT     3 - APPROVAL    4 - DIVIDEND          5 - BEGINNING    6 - TYPE OF      7 - EARNINGS PER
                          DATE                                   OF PAYMENT         SHARES              SHARE
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
01          ASM           5.28.1999       Interest on Capital   6.10.1999       Registered        1,0138000000
                                                                                common
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
02          ASM           5.28.1999       Interest on Capital   6.10.1999       Registered        1,0138000000
                                                                                preferred A
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------
03          ASM           5.28.1999       Interest on Capital   6.10.1999       Registered        1,0138000000
                                                                                preferred B
----------- ------------- --------------- -------------------- ---------------- --------------- ----------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0        ABRIL S.A.              44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

01.09 - SUBSCRIBED CAPITAL AND CHANGES IN THE CURRENT YEAR

-------- ----------- ---------------------- -------------------- -------------------- --------------------------- ------------------
1 - ITEM 2 - DATE OF 3 - AMOUNT OF CAPITAL  4 - AMOUNT OF CHANGE 5 - ORIGIN OF CHANGE 7 - NUMBER OF SHARES ISSUED 8 - PRICE OF SHARE
             CHANGE        (R$ thousand)         (R$ thousand)                                  (Thousand)        UPON ISSUANCE (R$)
-------- ----------- ---------------------- -------------------- -------------------- --------------------------- ------------------
01        1.30.1999           131,703             (28,468)          Partial spin- off                 0              0.0000000000
-------- ----------- ---------------------- -------------------- -------------------- --------------------------- ------------------

01.10 - DIRECTOR OF MARKET RELATIONS

---------------------- ---------------------------------------------------------
1 - DATE               2 - SIGNATURE
8.31.1999
---------------------- ---------------------------------------------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
------------- --------------------- --------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

---------------- -------------------------------- -------------- ---------------
1 - CODE         2 - DESCRIPTION                  3 - 3.31.1999  4 - 12.31.1998
---------------- -------------------------------- -------------- ---------------
1                Total assets                           266,481       1,122,255
---------------- -------------------------------- -------------- ---------------
1.01             Current assets                           4,044         159,816
---------------- -------------------------------- -------------- ---------------
1.01.01          Cash and cash equivalents                    0          51,178
---------------- -------------------------------- -------------- ---------------
1.01.01.01       Cash and banks                               0          51,096
---------------- -------------------------------- -------------- ---------------
1.01.01.02       Short-term investments                       0              82
---------------- -------------------------------- -------------- ---------------
1.01.02          Credits                                    873          55,148
---------------- -------------------------------- -------------- ---------------
1.01.02.01       Accounts receivable                        873          55,148
---------------- -------------------------------- -------------- ---------------
1.01.03          Inventories                                  0          32,414
---------------- -------------------------------- -------------- ---------------
1.01.03.01       Raw materials                                0          17,048
---------------- -------------------------------- -------------- ---------------
1.01.03.02       Work in process                              0           8,274
---------------- -------------------------------- -------------- ---------------
1.01.03.03       Finished products                            0           1,126
---------------- -------------------------------- -------------- ---------------
1.01.03.04       Sundry materials                             0           5,966
---------------- -------------------------------- -------------- ---------------
1.01.04          Other                                    3,171          21,076
---------------- -------------------------------- -------------- ---------------
1.01.04.01       Advances to employees and other              0          10,871
---------------- -------------------------------- -------------- ---------------
1.01.04.03       Offsettable taxes                        3,171          10,205
---------------- -------------------------------- -------------- ---------------
1.01.04.04       Other credits                                0               0
---------------- -------------------------------- -------------- ---------------
1.02             Noncurrent assets                      189,018         420,094
---------------- -------------------------------- -------------- ---------------
1.02.01          Sundry credits                             728           4,244
---------------- -------------------------------- -------------- ---------------
1.02.01.01       Loans to stockholders                        0           4,244
---------------- -------------------------------- -------------- ---------------
1.02.01.02       Recoverable income tax                     728               0
---------------- -------------------------------- -------------- ---------------
1.02.02          Related-party transactions             188,290         406,087
---------------- -------------------------------- -------------- ---------------
1.02.02.01       Affiliated companies                         0               0
---------------- -------------------------------- -------------- ---------------
1.02.02.02       Subsidiaries                             8,090         394,327
---------------- -------------------------------- -------------- ---------------
1.02.02.03       Other related companies                180,200          11,760
---------------- -------------------------------- -------------- ---------------
1.02.02.03.02    Abril Investments Corporation          175,426               0
---------------- -------------------------------- -------------- ---------------
1.02.02.03.03    Televisao Show Time Ltda.                3,001           3,224
---------------- -------------------------------- -------------- ---------------
1.02.02.03.04    Other                                    1,773           8,536
---------------- -------------------------------- -------------- ---------------
1.02.03          Other                                        0           9,763
---------------- -------------------------------- -------------- ---------------
1.02.03.01       Legal and compulsory deposits                0           9,763
---------------- -------------------------------- -------------- ---------------
1.03             Permanent assets                        73,419         542,345
---------------- -------------------------------- -------------- ---------------
1.03.01          Investments                             73,419         279,666
---------------- -------------------------------- -------------- ---------------
1.03.01.01       In affiliated companies                      0               0
---------------- -------------------------------- -------------- ---------------
1.03.01.02       In subsidiaries                         73,368         278,874
---------------- -------------------------------- -------------- ---------------
1.03.01.02.03    Abril Investments Corporation                0          25,384
---------------- -------------------------------- -------------- ---------------
1.03.01.02.05    Abril Video da Amazonia S.A.                 0          49,163
---------------- -------------------------------- -------------- ---------------
1.03.01.02.06    Dinap S.A. Distrib.
                 Nac. de Publicacoes                          0          29,339
---------------- -------------------------------- -------------- ---------------
1.03.01.02.07    Editora Novo Continente S.A.                 0           1,027
---------------- -------------------------------- -------------- ---------------
1.03.01.02.08    Listel Listas Telefonicas S.A.               0          21,640
---------------- -------------------------------- -------------- ---------------
1.03.01.02.10    Reasa Representacao
                 de Assinaturas S.A.                          0             339
---------------- -------------------------------- -------------- ---------------
1.03.01.02.11    Tevecap S.A.                            60,066         130,214
---------------- -------------------------------- -------------- ---------------
1.03.01.02.12    TVA Continental S.A.                       752             164
---------------- -------------------------------- -------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
------------- --------------------- --------------------------------------------

02.01 - BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------- --------------------------------- --------------- ---------------
1 - CODE       2 - DESCRIPTION                   3 - 31.03.1999  4 - 31.12.1998
-------------- --------------------------------- --------------- ---------------
1.03.01.02.13  TVA Sul Participacoes S.A.                12,550          13,978
-------------- --------------------------------- --------------- ---------------
1.03.01.02.14  Abril Musiclub Ltda.                           0           2,528
-------------- --------------------------------- --------------- ---------------
1.03.01.02.15  Other                                          0           5,098
-------------- --------------------------------- --------------- ---------------
1.03.01.03     Other investments                             51             792
-------------- --------------------------------- --------------- ---------------
1.03.01.03.01  Marketable securities                          0              89
-------------- --------------------------------- --------------- ---------------
1.03.01.03.02  FISET                                          0              27
-------------- --------------------------------- --------------- ---------------
1.03.01.03.03  FINAM                                         51             658
-------------- --------------------------------- --------------- ---------------
1.03.01.03.04  Audiovisual incentive investments              0              18
-------------- --------------------------------- --------------- ---------------
1.03.02        Property, plant and equipment                  0         230,384
-------------- --------------------------------- --------------- ---------------
1.03.02.01     Land                                           0          33,980
-------------- --------------------------------- --------------- ---------------
1.03.02.02     Buildings                                      0          28,676
-------------- --------------------------------- --------------- ---------------
1.03.02.03     Installations                                  0          12,622
-------------- --------------------------------- --------------- ---------------
1.03.02.04     Machinery and equipment                        0          74,033
-------------- --------------------------------- --------------- ---------------
1.03.02.05     Furniture and fixtures                         0          11,415
-------------- --------------------------------- --------------- ---------------
1.03.02.06     Vehicles                                       0           8,509
-------------- --------------------------------- --------------- ---------------
1.03.02.07     EDP equipment                                  0          25,617
-------------- --------------------------------- --------------- ---------------
1.03.02.08     Construction in progress                       0          29,172
-------------- --------------------------------- --------------- ---------------
1.03.02.09     Other construction                             0           6,360
-------------- --------------------------------- --------------- ---------------
1.03.03        Deferred charges                               0          32,295
-------------- --------------------------------- --------------- ---------------
1.03.03.01     Restated cost                                  0          32,295
-------------- --------------------------------- --------------- ---------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- -------------------- ---------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME  3 - CNPJ - National Corporate Taxpayers'
                                   Registration
01437-0       ABRIL S.A.           44.597.052/0001-62
------------- -------------------- ---------------------------------------------

02.02 - BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY
        (in thousands of Brazilian reais)

----------- -------------------------------------- ------------- --------------
1 - CODE    2 - DESCRIPTION                        3 - 3.31.1999 4 - 12.31.1998
----------- -------------------------------------- ------------- --------------
2           Total liabilities                           266,481      1,122,255
----------- -------------------------------------- ------------- --------------
2.01        Current liabilities                          28,555        557,970
----------- -------------------------------------- ------------- --------------
2.01.01     Loans and financing                           8,943        248,244
----------- -------------------------------------- ------------- --------------
2.01.01.01  Financing                                     8,943        248,244
----------- -------------------------------------- ------------- --------------
2.01.02     Debentures                                        0              0
----------- -------------------------------------- ------------- --------------
2.01.03     Trade accounts payable                            0         64,911
----------- -------------------------------------- ------------- --------------
2.01.04     Taxes and contributions payable                   0          3,049
----------- -------------------------------------- ------------- --------------
2.01.04.01  Income and social contribution taxes              0            772
----------- -------------------------------------- ------------- --------------
2.01.04.02  Other taxes and contributions payable             0          2,277
----------- -------------------------------------- ------------- --------------
2.01.05     Dividends payable                            19,612         21,070
----------- -------------------------------------- ------------- --------------
2.01.06     Accrued liabilities                               0              0
----------- -------------------------------------- ------------- --------------
2.01.06.01  Interest on capital                               0              0
----------- -------------------------------------- ------------- --------------
2.01.07     Related-party transactions                        0              0
----------- -------------------------------------- ------------- --------------
2.01.08     Other                                             0        220,696
----------- -------------------------------------- ------------- --------------
2.01.08.01  Salaries and payroll taxes                        0         56,885
----------- -------------------------------------- ------------- --------------
2.01.08.02  Advances received                                 0         11,920
----------- -------------------------------------- ------------- --------------
2.01.08.03  Royalties payable                                 0          3,501
----------- -------------------------------------- ------------- --------------
2.01.08.04  Magazine subscriptions                            0        141,001
----------- -------------------------------------- ------------- --------------
2.01.08.05  Other accounts payable                            0          7,389
----------- -------------------------------------- ------------- --------------
2.02        Long-term liabilities                       280,225        405,593
----------- -------------------------------------- ------------- --------------
2.02.01     Loans and financing                         172,200        202,242
----------- -------------------------------------- ------------- --------------
2.02.01.01  Financial institutions                      172,200        202,242
----------- -------------------------------------- ------------- --------------
2.02.02     Debentures                                        0              0
----------- -------------------------------------- ------------- --------------
2.02.03     Accrued liabilities                               0              0
----------- -------------------------------------- ------------- --------------
2.02.04     Related-party transactions                   16,426        155,938
----------- -------------------------------------- ------------- --------------
2.02.04.01  A. R. & T. Ltda.                                  0          5,485
----------- -------------------------------------- ------------- --------------
2.02.04.02  Abril Video da Amazonia S.A.                      0         34,423
----------- -------------------------------------- ------------- --------------
2.02.04.03  Editora Caras S.A.                                0         18,141
----------- -------------------------------------- ------------- --------------
2.02.04.04  Editora Novo Continente S.A.                      0         11,247
----------- -------------------------------------- ------------- --------------
2.02.04.05  Listel - Listas telefonicas S.A.                  0         22,830
----------- -------------------------------------- ------------- --------------
2.02.04.06  TV Cambara Ltda.                              1,207          1,262
----------- -------------------------------------- ------------- --------------
2.02.04.07  TV Cerejeira Ltda.                            1,640          1,633
----------- -------------------------------------- ------------- --------------
2.02.04.08  TV Eucalipto Ltda.                                0          1,966
----------- -------------------------------------- ------------- --------------
2.02.04.09  TV Quaresmeira Ltda.                          1,695          1,689
----------- -------------------------------------- ------------- --------------
2.02.04.10  TV Jacaranda Ltda.                                0          1,879
----------- -------------------------------------- ------------- --------------
2.02.04.11  TV Jatoba Ltda.                               1,703          1,936
----------- -------------------------------------- ------------- --------------
2.02.04.12  TV Manaca Ltda.                                   0            674
----------- -------------------------------------- ------------- --------------
2.02.04.13  TV Mogno Ltda.                                1,712          1,720
----------- -------------------------------------- ------------- --------------
2.02.04.14  TV Sequoia Ltda.                              1,665          1,663
----------- -------------------------------------- ------------- --------------
2.02.04.15  TV Tipuana Ltda.                              1,676          1,672
----------- -------------------------------------- ------------- --------------
2.02.04.16  Other                                             0          6,135
----------- -------------------------------------- ------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- ---------------------- -------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0       ABRIL S.A.             44.597.052/0001-62
------------- ---------------------- -------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- ------------------------------------- ------------- --------------
1 - CODE      2 - DESCRIPTION                       3 - 3.31.1999 4 - 12.31.1998
------------- ------------------------------------- ------------- --------------
2.02.04.17    Loans from stockholders                          0         41,583
------------- ------------------------------------- ------------- --------------
2.02.04.18    Editora Abril S.A.                           5,128              0
------------- ------------------------------------- ------------- --------------
2.02.05       Other                                       91,599         47,413
------------- ------------------------------------- ------------- --------------
2.02.05.01    Taxes and contributions payable                412          7,691
------------- ------------------------------------- ------------- --------------
2.02.05.02    Provision for losses on subsidiaries'
              and affiliated                              81,041         12,960
              companies' operations
------------- ------------------------------------- ------------- --------------
2.02.05.03    Deferred income tax                         10,146         26,762
------------- ------------------------------------- ------------- --------------
2.03          Deferred income                                  0            546
------------- ------------------------------------- ------------- --------------
2.05          Stockholders' equity                      (42,299)        158,146
------------- ------------------------------------- ------------- --------------
2.05.01       Paid-in capital                            168,738        206,092
------------- ------------------------------------- ------------- --------------
2.05.01.01    Capital                                    168,738        206,092
------------- ------------------------------------- ------------- --------------
2.05.02       Capital reserves                            31,078         31,027
------------- ------------------------------------- ------------- --------------
2.05.02.01    Investment grants                           31,078         31,027
------------- ------------------------------------- ------------- --------------
2.05.03       Revaluation reserves                             0              0
------------- ------------------------------------- ------------- --------------
2.05.03.01    Own assets                                       0              0
------------- ------------------------------------- ------------- --------------
2.05.03.02    Subsidiaries/Affiliated companies                0              0
------------- ------------------------------------- ------------- --------------
2.05.04       Profit reserves                                  0              0
------------- ------------------------------------- ------------- --------------
2.05.04.01    Legal                                            0              0
------------- ------------------------------------- ------------- --------------
2.05.04.02    Statutory                                        0              0
------------- ------------------------------------- ------------- --------------
2.05.04.03    For contingencies                                0              0
------------- ------------------------------------- ------------- --------------
2.05.04.04    Unrealized profits                               0              0
------------- ------------------------------------- ------------- --------------
2.05.04.05    Retention of profits                             0              0
------------- ------------------------------------- ------------- --------------
2.05.04.05.01 Retention of profits                             0              0
------------- ------------------------------------- ------------- --------------
2.05.04.06    Special for undistributed dividends              0              0
------------- ------------------------------------- ------------- --------------
2.05.04.07    Other profit reserves                            0              0
------------- ------------------------------------- ------------- --------------
2.05.05       Retained earnings/accumulated deficit    (242,115)       (78,973)
------------- ------------------------------------- ------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.             Registration
                                      44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

03.01 - STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
1 - CODE   2 - DESCRIPTION                                   3 - 1.1.1999 to  4 - 1.1.1999 to  5 - 1.1.1998 to  6 - 1.1.1998 to
                                                             3.31.1999        3.31.1999        3.31.1998        3.31.1998
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.01       Gross sales of products and services                           0                0          190,420          190,420
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.02       Gross sales deductions                                     (477)            (477)          (4,866)          (4,866)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.03       Net sales of products and services                         (477)            (477)          185,554          185,554
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.04       Cost of products and services sold                            20               20         (63,283)         (63,283)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.05       Gross profit                                               (457)            (457)          122,271          122,271
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06       Operating income/expenses                              (153,267)        (153,267)        (159,501)        (159,501)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.01    Selling                                                        0                0         (84,981)         (84,981)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.02    General and administrative                                     0                0         (45,151)         (45,151)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.03    Financial                                                (1,237)          (1,237)            1,338            1,338
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.03.01 Financial income                                          46,161           46,161           14,996           14,996
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.03.02 Financial expenses                                      (47,398)         (47,398)         (13,658)         (13,658)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.04    Other operating income                                         0                0                0                0
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.04.01 Exchange variations                                            0                0                0                0
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.04.02 Provision for losses on subsidiaries' operations               0                0                0                0
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.04.03 Other income                                                   0                0                0                0
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.05    Other operating expenses                                (84,221)         (84,221)          (6,138)          (6,138)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.05.01 Exchange variations                                            0                0                0                0
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.05.02 Provision for losses on subsidiaries' operations        (81,041)         (81,041)          (2,323)          (2,323)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.05.03 Goodwill amortization                                    (3,180)          (3,180)                0                0
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.05.04 Other expenses                                                 0                0          (3,815)          (3,815)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.06.06    Equity in results of subsidiaries and                   (67,809)         (67,809)         (24,569)         (24,569)
           affiliated        companies
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.07       Operating expenses                                     (153,724)        (153,724)         (37,230)         (37,230)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.08       Nonoperating income                                            0                0              650              650
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.08.01    Income                                                         0                0           10,646           10,646
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.08.02    Expenses                                                       0                0          (9,996)          (9,996)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.09       Loss before taxes/employee profit sharing              (153,724)        (153,724)         (36,580)         (36,580)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.10       Provision for income and social contribution                   0                0                0                0
           taxes
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.11       Deferred income tax                                      (8,384)          (8,384)            3,276            3,276
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------
3.12       Employee profit sharing/statutory contributions                0                0          (3,967)          (3,967)
---------- ------------------------------------------------- --------------- ---------------- ---------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.              Registration
                                       44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

03.01 - STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
1 - CODE    2 - DESCRIPTION                           3 - 01.01.1999 a   4 - 01.01.1999 a    5 - 01.01.1998 a   6 - 01.01.1998 a
                                                            31.03.1999         31.03.1999          31.03.1998         31.03.1998
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
3.12.01     Profit sharing                                           0                  0             (3,967)            (3,967)
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
3.12.01.01  Employee profit sharing                                  0                  0             (3,967)            (3,967)
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
3.12.02     Contributions                                            0                  0                   0                  0
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
3.13        Reversal of interest on capital                          0                  0                   0                  0
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
3.15        Net income/loss for the period                   (162,108)          (162,108)            (37,271)           (37,271)
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
            NUMBER OF SHARES, FORMER TREASURY STOCK             15,906             15,906              19,344             19,344
            (thousand)
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
            EARNINGS PER SHARE
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------
            LOSS PER SHARE                                  (10.19163)         (10.19163)           (1.92675)          (1.92675)
----------- ---------------------------------------- ------------------ ------------------ ------------------- ------------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

1 - INTRODUCTION

The supplementary financial statements, in constant purchasing power currency, for the three-month period ended March 31, 1999, were prepared in accordance with CVM's Guidance Opinion No. 29 of April 18, 1996, Instruction CVM No. 191 of July 15, 1992 and Resolution No. 170 of July 12, 1994.

As required by CVM's Guidance Opinion No. 29 of April 18, 1996, the financial statements as of March 31, 1998 were monetarily restated based on the monthly variation in the General Market Price Index (IGP-M) published by the Getulio Vargas Foundation. The Company opted to use this index as recommended by the Brazilian Association of Listed Companies (ABRASCA) to maintain consistency with those required by CVM Circular 03/95 of September 1, 1995.

The accounting practices and criteria were applied consistently with those adopted in preparing the financial statements of Abril S.A. for the previous fiscal year.


2 - RECONCILIATION BETWEEN NET LOSS AND STOCKHOLDERS' EQUITY AS
    PER CORPORATE LAW AND CONSTANT PURCHASING POWER CURRENCY



                                                              COMPANY                         CONSOLIDATED
                                                              -------                         ------------
                                                       Net          Stockholders'         Net         Stockholders'
                                                      loss             equity             loss           equity
                                                   ----------          ---------      ----------        ---------

Balances as per corporate law                       (187,002)          (131,335)       (187,002)        (131,335)
Gains on monetary items                                 1,256              1,256          39,044           67,588
Gains on stockholders' equity                           -                 42,670           -               42,670
Gains and losses on deferred expenses                   -                 -                  244          (6,029)
Restatement of inventories                              -                 -                (879)              967
Goodwill adjustments in subsidiaries                    (186)            (2,849)            (54)          (6,142)
Equity in results of subsidiaries
   and affiliated companies                          (51,791)           (30,702)         (6,884)            3,352
Provision for losses on subsidiaries                   84,727             84,727          22,788           22,788
Gains (losses) on subsidiaries                          -                  4,080           -                4,080
Income tax on discount to present value
    (stockholders' equity)                              -                (1,034)           -              (1,034)
Deferred income tax, net                              (9,112)            (9,112)         (9,112)          (9,112)
Minority interest                                       -                 -             (20,253)         (30,092)
                                                   ----------          ---------      ----------        ---------
Balances as per constant purchasing power
currency                                            (162,108)           (42,299)       (162,108)         (42,299)
                                                   ==========          =========      ==========        =========

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
04.01 - NOTES TO THE QUARTERLY INFORMATION
--------------------------------------------------------------------------------

3 - INCOME TAX

The amounts charged and credited to the Provision for Income Tax account for the three-month period ended March 31, 1999 are as follows:


                                                      COMPANY     CONSOLIDATED
                                                      -------     ------------

Provision for deferred income tax asset (tax loss)       728             728

Income tax on constant purchasing power
   adjustments                                        (9,112)         (9,112)
                                                     --------        --------
Income tax charged to results                         (8,384)         (8,384)
                                                     ========        ========

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


--------------------------------------------------------------------------------
01437-0 ABRIL S.A.                                          44.597.052/0001-62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
05.01 - COMMENT ON THE COMPANY'S PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

See report prepared in accordance with Corporate Law.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- ------------------------ -----------------------------------------
1 - CVM CODE  2 - REGISTERED NAME      3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0       ABRIL S.A.               44.597.052/0001-62
------------- ------------------------- ----------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------- -------------------------------- --------------- ----------------
1 - CODE       2 - DESCRIPTION                   3 - 3.31.1999   4 - 12.31.1998
-------------- -------------------------------- --------------- ----------------
1              Total assets                            991,204        1,808,547
-------------- -------------------------------- --------------- ----------------
1.01           Current assets                           61,701          448,418
-------------- -------------------------------- --------------- ----------------
1.01.01        Cash and cash equivalents                 2,296           63,871
-------------- -------------------------------- --------------- ----------------
1.01.01.01     Cash and banks                            2,294           60,681
-------------- -------------------------------- --------------- ----------------
1.01.01.02     Short-term investments                        2            3,190
-------------- -------------------------------- --------------- ----------------
1.01.02        Credits                                  17,764          236,680
-------------- -------------------------------- --------------- ----------------
1.01.02.01     Accounts receivable                      17,764          236,680
-------------- -------------------------------- --------------- ----------------
1.01.03        Inventories                              25,562           69,487
-------------- -------------------------------- --------------- ----------------
1.01.03.01     Raw materials                            15,943           38,384
-------------- -------------------------------- --------------- ----------------
1.01.03.02     Work in process                               0            8,984
-------------- -------------------------------- --------------- ----------------
1.01.03.03     Finished products                             0           11,526
-------------- -------------------------------- --------------- ----------------
1.01.03.04     Sundry materials                          9,619           10,593
-------------- -------------------------------- --------------- ----------------
1.01.04        Other                                    16,079           78,380
-------------- -------------------------------- --------------- ----------------
1.01.04.01     Advances to employees and other          11,599           56,930
-------------- -------------------------------- --------------- ----------------
1.01.04.03     Offsettable taxes                         4,480           21,450
-------------- -------------------------------- --------------- ----------------
1.01.04.04     Other credits                                 0                0
-------------- -------------------------------- --------------- ----------------
1.02           Noncurrent assets                       255,773          167,194
-------------- -------------------------------- --------------- ----------------
1.02.01        Sundry credits                              728           12,848
-------------- -------------------------------- --------------- ----------------
1.02.01.01     Loans to stockholders                         0            5,788
-------------- -------------------------------- --------------- ----------------
1.02.01.02     Recoverable income tax                      728            7,060
-------------- -------------------------------- --------------- ----------------
1.02.01.03     Tax incentives and other                      0                0
-------------- -------------------------------- --------------- ----------------
1.02.02        Related-party transactions              244,564          123,992
-------------- -------------------------------- --------------- ----------------
1.02.02.01     Affiliated companies                          0                0
-------------- -------------------------------- --------------- ----------------
1.02.02.02     Subsidiaries                                  0                0
-------------- -------------------------------- --------------- ----------------
1.02.02.03     Other related companies                 244,564          123,992
-------------- -------------------------------- --------------- ----------------
1.02.02.03.01  TVA Brasil Radioenlaces Ltda.            26,102           28,045
-------------- -------------------------------- --------------- ----------------
1.02.02.03.02  Canbras TVA Cabo Ltda.                    9,772           22,350
-------------- -------------------------------- --------------- ----------------
1.02.02.03.03  HBO Partners                                  0            1,873
-------------- -------------------------------- --------------- ----------------
1.02.02.03.04  Prize Investments Limited                     0            5,540
-------------- -------------------------------- --------------- ----------------
1.02.02.03.05  TV Manaca Ltda.                             412                0
-------------- -------------------------------- --------------- ----------------
1.02.02.03.06  Televisao Show Time Ltda.                 3,001            3,224
-------------- -------------------------------- --------------- ----------------
1.02.02.03.07  California Broadcast Center               7,940            8,144
-------------- -------------------------------- --------------- ----------------
1.02.02.03.08  Canbras Participacoes Ltda.                 311              334
-------------- -------------------------------- --------------- ----------------
1.02.02.03.09  IHK S.A.                                      0            8,629
-------------- -------------------------------- --------------- ----------------
1.02.02.03.10  MTV Brasil Ltda.                              0            7,566
-------------- -------------------------------- --------------- ----------------
1.02.02.03.11  SCP Elle                                      0              685
-------------- -------------------------------- --------------- ----------------
1.02.02.03.12  Abril Musiclub Ltda.                          0            2,312
-------------- -------------------------------- --------------- ----------------
1.02.02.03.13  Associacao Abril de Beneficios                0            1,695
-------------- -------------------------------- --------------- ----------------
1.02.02.03.14  Parana Participacoes S/C Ltda.                0            5,918
-------------- -------------------------------- --------------- ----------------
1.02.02.03.15  TVA Finco Ltd.                           15,932           17,117
-------------- -------------------------------- --------------- ----------------
1.02.02.03.16  Abril Investments Corporation           175,426                0
-------------- -------------------------------- --------------- ----------------
1.02.02.03.17  TVA Banda C Ltda.                         2,515                0
-------------- -------------------------------- --------------- ----------------
1.02.02.03.18  Other                                     3,153           10,560
-------------- -------------------------------- --------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ---------------------- ------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME    3 - CNPJ - National Corporate Taxpayers'
                                      Registration
01437-0        ABRIL S.A.             44.597.052/0001-62
-------------- ---------------------- ------------------------------------------

06.01 - CONSOLIDATED BALANCE SHEET - ASSETS (in thousands of Brazilian reais)

-------------- -------------------------------- --------------- ----------------
1 - CODE       2 - DESCRIPTION                   3 - 3.31.1999   4 - 12.31.1998
-------------- -------------------------------- --------------- ----------------
1.02.03        Other                                    10,481           30,354
-------------- -------------------------------- --------------- ----------------
1.02.03.01     Legal and compulsory deposits             2,979           21,136
-------------- -------------------------------- --------------- ----------------
1.02.03.02     Tax incentives and other                  7,502            1,077
-------------- -------------------------------- --------------- ----------------
1.02.03.03     Prepaid expenses                              0            8,141
-------------- -------------------------------- --------------- ----------------
1.03           Permanent assets                        673,730        1,192,935
-------------- -------------------------------- --------------- ----------------
1.03.01        Investments                             179,991          187,119
-------------- -------------------------------- --------------- ----------------
1.03.01.01     In affiliated companies                  69,570                0
-------------- -------------------------------- --------------- ----------------
1.03.01.02     In subsidiaries                         110,370          116,505
-------------- -------------------------------- --------------- ----------------
1.03.01.02.01  Goodwill on investments                 110,370          116,505
-------------- -------------------------------- --------------- ----------------
1.03.01.03     Other investments                            51           70,614
-------------- -------------------------------- --------------- ----------------
1.03.01.03.01  Marketable securities                         0              122
-------------- -------------------------------- --------------- ----------------
1.03.01.03.02  FISET                                         0               27
-------------- -------------------------------- --------------- ----------------
1.03.01.03.03  FINAM                                        51              421
-------------- -------------------------------- --------------- ----------------
1.03.01.03.04  Loans - Eletrobras                            0                1
-------------- -------------------------------- --------------- ----------------
1.03.01.03.05  HBO Partners                                  0              642
-------------- -------------------------------- --------------- ----------------
1.03.01.03.06  ITSA                                          0            8,686
-------------- -------------------------------- --------------- ----------------
1.03.01.03.07  Other                                         0           60,715
-------------- -------------------------------- --------------- ----------------
1.03.02        Property, plant and equipment           378,553          836,789
-------------- -------------------------------- --------------- ----------------
1.03.02.01     Land                                      2,134           36,112
-------------- -------------------------------- --------------- ----------------
1.03.02.02     Buildings                                 2,373           47,053
-------------- -------------------------------- --------------- ----------------
1.03.02.03     Installations                             1,904           18,056
-------------- -------------------------------- --------------- ----------------
1.03.02.04     Industrial machinery and
               equipment                                     0           72,455
-------------- -------------------------------- --------------- ----------------
1.03.02.05     Television equipment                    161,554          427,868
-------------- -------------------------------- --------------- ----------------
1.03.02.06     Furniture and fixtures                    1,648           16,532
-------------- -------------------------------- --------------- ----------------
1.03.02.07     Vehicles                                  1,997           12,786
-------------- -------------------------------- --------------- ----------------
1.03.02.08     EDP equipment                             9,587           47,618
-------------- -------------------------------- --------------- ----------------
1.03.02.09     Construction in progress                  3,805           42,419
-------------- -------------------------------- --------------- ----------------
1.03.02.10     Cable installations                      99,375           97,298
-------------- -------------------------------- --------------- ----------------
1.03.02.11     Other construction                       94,176           18,592
-------------- -------------------------------- --------------- ----------------
1.03.03        Deferred charges                        115,186          169,027
-------------- -------------------------------- --------------- ----------------
1.03.03.01     Restated cost                           115,186          169,027
-------------- -------------------------------- --------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
                                       Registration
01437-0        ABRIL S.A.              44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

---------- ---------------------------------------- ------------- --------------
1 - CODE   2 - DESCRIPTION                          3 - 3.31.1999 4 - 12.31.1998
---------- ---------------------------------------- ------------- --------------
2          Total liabilities                             991,204      1,808,547
---------- ---------------------------------------- ------------- --------------
2.01       Current liabilities                           175,308      1,040,187
---------- ---------------------------------------- ------------- --------------
2.01.01    Loans and financing                            66,701        318,287
---------- ---------------------------------------- ------------- --------------
2.01.02    Debentures                                          0              0
---------- ---------------------------------------- ------------- --------------
2.01.03    Trade accounts payable                         56,553        338,075
---------- ---------------------------------------- ------------- --------------
2.01.04    Taxes and contributions payable                20,292         50,631
---------- ---------------------------------------- ------------- --------------
2.01.04.01 Income and social contribution taxes               85         10,394
---------- ---------------------------------------- ------------- --------------
2.01.04.02 Other taxes and contributions payable          20,207         40,237
---------- ---------------------------------------- ------------- --------------
2.01.05    Dividends payable                                   0              0
---------- ---------------------------------------- ------------- --------------
2.01.06    Accrued liabilities                            19,612         21,493
---------- ---------------------------------------- ------------- --------------
2.01.06.01 Dividends/interest on capital payable          19,612         21,493
---------- ---------------------------------------- ------------- --------------
2.01.07    Related-party transactions                          0              0
---------- ---------------------------------------- ------------- --------------
2.01.08    Other                                          12,150        311,701
---------- ---------------------------------------- ------------- --------------
2.01.08.01 Salaries, profit sharing and
           payroll taxes                                   5,436         80,982
---------- ---------------------------------------- ------------- --------------
2.01.08.02 Advances received                               2,049         33,566
---------- ---------------------------------------- ------------- --------------
2.01.08.03 Royalties and copyrights payable                    0         19,702
---------- ---------------------------------------- ------------- --------------
2.01.08.04 Other accounts payable                          4,665         27,595
---------- ---------------------------------------- ------------- --------------
2.01.08.05 Magazine subscriptions                              0        149,856
---------- ---------------------------------------- ------------- --------------
2.02       Long-term liabilities                         911,363        547,856
---------- ---------------------------------------- ------------- --------------
2.02.01    Loans and financing                           623,479        404,697
---------- ---------------------------------------- ------------- --------------
2.02.02    Debentures                                          0              0
---------- ---------------------------------------- ------------- --------------
2.02.03    Accrued liabilities                                 0              0
---------- ---------------------------------------- ------------- --------------
2.02.04    Related-party transactions                    169,281         46,818
---------- ---------------------------------------- ------------- --------------
2.02.04.01 Other                                               0          8.401
---------- ---------------------------------------- ------------- --------------
2.02.04.02 Editora Caras S.A.                                  0         15,474
---------- ---------------------------------------- ------------- --------------
2.02.04.03 TV Eucalipto S.A.                                   0          1,966
---------- ---------------------------------------- ------------- --------------
2.02.04.04 TV Cambara Ltda.                                1,207          1,262
---------- ---------------------------------------- ------------- --------------
2.02.04.05 TV Cerejeira Ltda.                              1,640          1,633
---------- ---------------------------------------- ------------- --------------
2.02.04.06 TV Quaresmeira Ltda.                            1,695          1,689
---------- ---------------------------------------- ------------- --------------
2.02.04.07 TV Jacaranda Ltda.                                  0          1,879
---------- ---------------------------------------- ------------- --------------
2.02.04.08 TV Jatoba Ltda.                                 1,703          1,936
---------- ---------------------------------------- ------------- --------------
2.02.04.09 TV Manaca Ltda.                                     0            673
---------- ---------------------------------------- ------------- --------------
2.02.04.10 TV Mogno Ltda.                                  1,712          1,720
---------- ---------------------------------------- ------------- --------------
2.02.04.11 TV Sequoia Ltda.                                1,665          1,663
---------- ---------------------------------------- ------------- --------------
2.02.04.12 TV Tipuana Ltda.                                1,675          1,672
---------- ---------------------------------------- ------------- --------------
2.02.04.13 Canbras Communication Corporation                   0          5,195
---------- ---------------------------------------- ------------- --------------
2.02.04.14 Gracia Consultoria e Investimentos, Lda             0          1,655
---------- ---------------------------------------- ------------- --------------
2.02.04.15 Editora Abril S.A.                            154,623              0
---------- ---------------------------------------- ------------- --------------
2.02.04.16 TVA Network Participacoes S.A.                  3,361              0
---------- ---------------------------------------- ------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

------------- --------------------- --------------------------------------------
1 - CVM CODE  2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                    Registration
01437-0       ABRIL S.A.            44.597.052/0001-62
------------- --------------------- --------------------------------------------

06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND STOCKHOLDERS' EQUITY (in thousands of Brazilian reais)

------------- ------------------------------------- ------------- --------------
1 - CODE      2 - DESCRIPTION                       3 - 3.31.1999 4 - 12.31.1998
------------- ------------------------------------- ------------- --------------
2.02.05       Other                                      118,603         96,341
------------- ------------------------------------- ------------- --------------
2.02.05.01    Loans from stockholders                          0         41,583
------------- ------------------------------------- ------------- --------------
2.02.05.02    Taxes and contributions payable              1,631         14,279
------------- ------------------------------------- ------------- --------------
2.02.05.03    Deferred income tax                         10,146         28,051
------------- ------------------------------------- ------------- --------------
2.02.05.04    Other                                        7,939         12,428
------------- ------------------------------------- ------------- --------------
2.02.05.05    Provision for losses on subsidiaries'
              and affiliated                              98,887              0
              companies' operations
------------- ------------------------------------- ------------- --------------
2.03          Deferred income                                  0            546
------------- ------------------------------------- ------------- --------------
2.04          Minority interest                          (53,168)        61,812
------------- ------------------------------------- ------------- --------------
2.05          Stockholders' equity                       (42,299)       158,146
------------- ------------------------------------- ------------- --------------
2.05.01       Paid-in capital                            168,738        206,092
------------- ------------------------------------- ------------- --------------
2.05.02       Capital reserves                            31,078         31,027
------------- ------------------------------------- ------------- --------------
2.05.03       Revaluation reserves                             0              0
------------- ------------------------------------- ------------- --------------
2.05.03.01    Own assets                                       0              0
------------- ------------------------------------- ------------- --------------
2.05.03.02    Subsidiaries/Affiliated companies                0              0
------------- ------------------------------------- ------------- --------------
2.05.04       Profit reserves                                  0              0
------------- ------------------------------------- ------------- --------------
2.05.04.01    Legal                                            0              0
------------- ------------------------------------- ------------- --------------
2.05.04.02    Statutory                                        0              0
------------- ------------------------------------- ------------- --------------
2.05.04.03    For contingencies                                0              0
------------- ------------------------------------- ------------- --------------
2.05.04.04    Unrealized profits                               0              0
------------- ------------------------------------- ------------- --------------
2.05.04.05    Retention of profits                             0              0
------------- ------------------------------------- ------------- --------------
2.05.04.05.01 Retention of profits                             0              0
------------- ------------------------------------- ------------- --------------
2.05.04.06    Special for undistributed dividends              0              0
------------- ------------------------------------- ------------- --------------
2.05.04.07    Other profit reserves                            0              0
------------- ------------------------------------- ------------- --------------
2.05.05       Retained earnings/accumulated deficit     (242,115)       (78,973)
------------- ------------------------------------- ------------- --------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

-------------- ----------------------- -----------------------------------------
1 - CVM CODE   2 - REGISTERED NAME     3 - CNPJ - National Corporate Taxpayers'
01437-0        ABRIL S.A.              Registration
                                       44.597.052/0001-62
-------------- ----------------------- -----------------------------------------

07.01 - CONSOLIDATED STATEMENT OF OPERATIONS (in thousands of Brazilian reais)

---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
1 - CODE   2 - DESCRIPTION                                   3 - 1.1.1999 to  4 - 1.1.1999 to  5 - 1.1.1998 to  6 - 1.1.1998 to
                                                                   3.31.1999        3.31.1999        3.31.1998        3.31.1998
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.01       Gross sales of products and services                       57,812           57,812          418,069          418,069
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.02       Gross sales deductions                                    (3,477)          (3,477)         (17,175)         (17,175)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.03       Net sales of products and services                         54,335           54,335          400,894          400,894
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.04       Cost of products and services sold                       (50,201)         (50,201)        (209,749)        (209,749)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.05       Gross profit                                                4,134            4,134          191,145          191,145
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06       Operating income/expenses                               (247,878)        (247,878)        (247,015)        (247,015)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.01    Selling                                                   (2,784)          (2,784)        (142,176)        (142,176)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.02    General and administrative                               (10,472)         (10,472)         (83,817)         (83,817)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.03    Financial                                               (151,885)        (151,885)         (15,954)         (15,954)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.03.01 Financial income                                           52,046           52,046           19,481           19,481
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.03.02 Financial expenses                                      (203,931)        (203,931)         (35,435)         (35,435)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.04    Other operating income                                          0                0            1,633            1,633
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.04.03 Other income                                                    0                0            1,633            1,633
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.05    Other operating expenses                                 (82,737)         (82,737)          (6.186)          (6.186)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.05.01 Exchange variations                                             0                0                0                0
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.05.02 Provision for losses on subsidiaries' operations         (78,204)         (78,204)                0                0
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.05.03 Goodwill amortization                                     (4,533)          (4,533)          (6,162)          (6,162)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.05.04 Other expenses                                                  0                0             (24)             (24)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.06.06    Equity in results of subsidiaries and                           0                0            (515)            (515)
           affiliated companies
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.07       Operating expenses                                      (243,744)        (243,744)         (55,870)         (55,870)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.08       Nonoperating (expense) income                               (962)            (962)              324              324
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.08.01    Income                                                        518              518           14,039           14,039
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.08.02    Expenses                                                  (1,480)          (1,480)         (13,715)         (13,715)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.09       Loss before taxes/employee profit sharing               (244,706)        (244,706)         (55,546)         (55,546)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.10       Provision for income and social contribution                    0                0          (3,004)          (3,004)
           taxes
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.11       Deferred income tax                                       (8,384)          (8,384)            7,420            7,420
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3.12       Employee profit sharing/statutory contributions                 0                0          (4,186)          (4,186)
---------- ------------------------------------------------- ---------------- ---------------- ---------------- ----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

01.01 - IDENTIFICATION

------------- ------------------------- ----------------------------------------
1 - CVM CODE  2 - REGISTERED NAME       3 - CNPJ - National Corporate Taxpayers'
01437-0       ABRIL S.A.                Registration
                                        44.597.052/0001-62
------------- ------------------------- ----------------------------------------

07.01 - CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Brazilian reais)

---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
1 - CODE   2 - DESCRIPTION                           3 - 1.1.1999 to   4 - 1.1.1999 to   5 - 1.1.1998 to   6 - 1.1.1998 to
                                                           3.31.1999         3.31.1999         3.31.1998         3.31.1998
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
3.12.01    Profit sharing                                         0                 0           (4,186)           (4,186)
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
3.12.01.01 Employee profit sharing                                0                 0           (4,186)           (4,186)
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
3.12.02    Contributions                                          0                 0                 0                 0
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
3.13       Reversal of interest on capital                        0                 0                 0                 0
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
3.14       Minority interest                                 90,982            90,982            18,044            18,044
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
3.15       Net income/loss for the period                 (162,108)         (162,108)          (37,272)          (37,272)
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
           NUMBER OF SHARES, FORMER TREASURY STOCK           15,906            15,906            19,344            19,344
           (thousand)
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
           EARNINGS PER SHARE
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------
           LOSS PER SHARE                                (10,19163)        (10,19163)         (1,92680)         (1,92680)
---------- --------------------------------------- ----------------- ----------------- ----------------- -----------------

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER

------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
08.01 - COMMENT ON CONSOLIDATED PERFORMANCE IN THE QUARTER
--------------------------------------------------------------------------------

See report prepared in accordance with Corporate Law.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


------------------------ -------------------------------------------------------
01437-0 - ABRIL S.A.                                        44.597.052/0001-62
------------------------ -------------------------------------------------------

--------------------------------------------------------------------------------
17.01 - REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS - UNQUALIFIED
--------------------------------------------------------------------------------

See report prepared in accordance with Corporate Law.

FEDERAL PUBLIC SERVICE
CVM - BRAZILIAN SECURITIES COMMISSION
QUARTERLY INFORMATION                 Date 3.31.1999   Constant Purchasing Power
COMMERCIAL, INDUSTRIAL AND OTHER


01.01 - IDENTIFICATION

-------------- --------------------- -------------------------------------------
1 - CVM CODE   2 - REGISTERED NAME   3 - CNPJ - National Corporate Taxpayers'
                                     Registration
01437-0        ABRIL S.A.            44.597.052/0001-62
-------------- --------------------- -------------------------------------------

CONTENTS

---------- ---------- ------------------------------------------- -----------
  GROUP      TABLE    DESCRIPTION                                    PAGE
---------- ---------- ------------------------------------------- -----------
   01         01      IDENTIFICATION                                   1
---------- ---------- ------------------------------------------- -----------
   01         02      HEAD OFFICE                                      1
---------- ---------- ------------------------------------------- -----------
   01         03      DIRECTOR OF MARKET RELATIONS
                      (Address for correspondence with Company)        1
---------- ---------- ------------------------------------------- -----------
   01         04      QUARTERLY INFORMATION REFERENCE                  1
---------- ---------- ------------------------------------------- -----------
   01         05      COMPOSITION OF CAPITAL                           2
---------- ---------- ------------------------------------------- -----------
   01         06      CHARACTERISTICS OF THE COMPANY                   2
---------- ---------- ------------------------------------------- -----------
   01         07      COMPANIES NOT INCLUDED IN THE
                      CONSOLIDATED FINANCIAL STATEMENTS                2
---------- ---------- ------------------------------------------- -----------
   01         08      CASH DIVIDENDS                                   2
---------- ---------- ------------------------------------------- -----------
   01         09      SUBSCRIBED CAPITAL AND CHANGES
                      IN THE CURRENT YEAR                              3
---------- ---------- ------------------------------------------- -----------
   01         10      DIRECTOR OF MARKET RELATIONS                     3
---------- ---------- ------------------------------------------- -----------
   02         01      BALANCE SHEET - ASSETS                           4
---------- ---------- ------------------------------------------- -----------
   02         02      BALANCE SHEET - LIABILITIES AND
                      STOCKHOLDERS' EQUITY                             6
---------- ---------- ------------------------------------------- -----------
   03         01      STATEMENT OF OPERATIONS                          8
---------- ---------- ------------------------------------------- -----------
   04         01      NOTES TO THE QUARTERLY INFORMATION              10
---------- ---------- ------------------------------------------- -----------
   05         01      COMMENT ON THE COMPANY'S PERFORMANCE
                      IN THE QUARTER                                  12
---------- ---------- ------------------------------------------- -----------
   06         01      CONSOLIDATED BALANCE SHEET - ASSETS             13
---------- ---------- ------------------------------------------- -----------
   06         02      CONSOLIDATED BALANCE SHEET -
                      LIABILITIES AND STOCKHOLDERS' EQUITY            15
---------- ---------- ------------------------------------------- -----------
   07         01      CONSOLIDATED STATEMENT OF OPERATIONS            17
---------- ---------- ------------------------------------------- -----------
   08         01      COMMENT ON CONSOLIDATED PERFORMANCE
                      IN THE QUARTER                                  19
---------- ---------- ------------------------------------------- -----------
   17         01      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS        20
---------- ---------- ------------------------------------------- -----------

                              ARTHUR ANDERSEN S/C


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of

         Abril S.A.:


(1) We have reviewed the quarterly information of EDITORA ABRIL S.A. (a Brazilian corporation) which includes the balance sheet as of March 31, 1999, the statement of operations for the quarter then ended, the performance report and relevant information.


(2) Our review was conducted in accordance with specific standards established by the Brazilian Institute of Accountants - IBRACON, together with the Federal Accounting Council, and consisted principally of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas as to the principal criteria adopted in the preparation of the quarterly information, and (b) review of information and subsequent events which had or could have had a relevant effect on the financial position and results of operations of the Company.


(3) Based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission - CVM, specifically applicable to the preparation of mandatory quarterly information.


(4) Also based on our review, we are not aware of any material modifications that should be made to the quarterly information referred to in paragraph 1 above for it to be in conformity with accounting practices emanating from Brazilian corporate law, and with standards established by the Brazilian Securities Commission - CVM, specifically applicable to the preparation of voluntary quarterly information in constant purchasing power currency

                              ARTHUR ANDERSEN S/C

(5) The balance sheet as of December 31, 1998, presented for comparative purposes, had been audited by us and our report thereon dated March 31, 1999 included comments on the financial difficulty of the consolidated operations, which were eliminated with the measures adopted by the Management, as disclosed in Note 8. The statement of operations for the quarter ended March 31, 1998, presented for comparative purposes, had also been previously reviewed by us and our report thereon, dated June 8, 1998, was issued without qualification.


Sao Paulo, August 31, 1999


  ARTHUR
 ANDERSEN                                   ARTHUR ANDERSEN S/C


                                            Marco Antonio Brandao Simurro
                                            Engagement Partner